SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
(NO. 2-88116)
UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No.	□
Post-Effective Amendment No. 108	☒
and
REGISTRATION STATEMENT
(NO. 811-03916)
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 111	☒
VANGUARD SPECIALIZED FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☒	on May 29, 2020, pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
□	on (date) pursuant to paragraph (a)(2) of rule 485 If appropriate, check the following box:
□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Dividend Appreciation Index Fund
Prospectus
May 29, 2020
Admiral™ Shares
Vanguard Dividend Appreciation Index Fund Admiral Shares (VDADX)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents

Fund Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that have a record of increasing dividends over time.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.08%
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Example
The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Nasdaq US Dividend Achievers Select Index, which consists of common stocks of companies that have a record of increasing dividends over time. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a
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particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
•  Investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from the overall stock market. In addition, mid-capitalization stocks (to the extent that the Fund’s assets are invested in mid-cap stocks) historically have been more volatile in price than the large-cap stocks that dominate the overall stock market. Dividend-paying stocks tend to go through cycles of doing better—or worse— than the stock market in general. These periods have, in the past, lasted for as long as several years.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the eligibility requirements for the Fund's Admiral Shares were recently changed, annual total returns for the Fund's Admiral Shares are relevant for most investors. Accordingly, the information presented in the bar chart reflects the performance of the Fund's Admiral Shares.The bar chart shows how the performance of the Fund‘s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Dividend Appreciation Index Fund Admiral Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -16.77%.
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During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	12.52%	March 31, 2019
Lowest	-11.06%	December 31, 2018
Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception (Dec. 19, 2013)
Vanguard Dividend Appreciation Index Fund Admiral Shares
Return Before Taxes	29.68%	11.23%	11.36%
Return After Taxes on Distributions	29.13	10.69	10.82
Return After Taxes on Distributions and Sale of Fund Shares	17.92	8.82	9.01
NASDAQ US Dividend Achievers Select Index (reflects no deduction for fees, expenses, or taxes)	29.75%	11.30%	11.43%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.
Gerard C. O’Reilly, Principal of Vanguard. He has co-managed the Fund since 2016.
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Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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Investing in Index Funds
What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.
The index sponsor determines the securities to include in the index and the weighting of each security in the index. Under normal circumstances, the index sponsor will rebalance an index on a regular schedule. An index sponsor may carry out additional ad hoc index rebalances, delay or cancel a scheduled rebalance. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor’s errors will generally be borne by the index fund and its shareholders.
An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund’s ability to adjust its exposure to the required levels in order to track the index.
Index funds typically have the following characteristics:
•  Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.
•  Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
•  Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund's Admiral Shares. The Fund also issues ETF Shares (an exchange-traded class of shares), which are offered through a separate prospectus.
All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Dividend Appreciation Index Fund Admiral Shares' expense ratios would be 0.08%, or $0.80 per $1,000 of average net assets. The average expense ratio for large-capitalization core funds in 2019 was 0.96%, or $9.60 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund‘s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Fund invests mainly in common stocks of companies that have a record of increasing dividends over time. Stocks purchased by the Fund are expected to have increasing dividends over time and also to have the potential for long-term capital appreciation. The Fund may purchase stocks that have relatively low dividend yields if the company issuing the stock has increased dividends in recent years.
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund‘s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
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The Fund is subject to investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from the overall stock market. In addition, mid-capitalization stocks (to the extent that the Fund’s assets are invested in mid-cap stocks) historically have been more volatile in price than the large-cap stocks that dominate the overall stock market. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund's investments and Fund performance.
Security Selection
The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies that have a record of increasing dividends over time. The companies in which the Fund invests will be within the capitalization range of the companies included in the Nasdaq US Dividend Achievers Select Index ($441 million to $1.295 trillion as of January 31, 2020). In the future, the Index’s market capitalization range may be higher or lower, and the Fund’s investments may track another index. Such changes may occur at any time and without notice to Fund shareholders.
The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its target index and in approximately the same proportions.
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a
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financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Methods Used to Meet Redemption Requests
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits
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in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•   Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for
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30 calendar days after the investor has redeemed or exchanged out of that fund account.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of January 31, 2020, Vanguard served as advisor for approximately $5.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended January 31, 2020, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.
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The managers primarily responsible for the day-to-day management of the Fund are:
Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.
Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has co-managed the Fund since 2016. Education: B.S., Villanova University.
The Fund's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
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Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
•  Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•  Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.
•   Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned Fund shares.
•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•  Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
•  Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
•  Provide your correct taxpayer identification number.
•  Certify that the taxpayer identification number is correct.
•  Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.
Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
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Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political
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news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Dividend Appreciation Index Fund Admiral Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.25	$29.07	$23.52	$20.62	$21.28
Investment Operations
Net Investment Income	0.594[1]	0.560[1]	0.528[1]	0.492	0.478
Net Realized and Unrealized Gain (Loss) on Investments	5.757	(0.830)	5.542	2.903	(0.644)
Total from Investment Operations	6.351	(0.270)	6.070	3.395	(0.166)
Distributions
Dividends from Net Investment Income	(0.571)	(0.550)	(0.520)	(0.495)	(0.494)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.571)	(0.550)	(0.520)	(0.495)	(0.494)
Net Asset Value, End of Period	$34.03	$28.25	$29.07	$23.52	$20.62
Total Return[2]	22.65%	–0.89%	26.11%	16.58%	–0.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,955	$6,755	$6,014	$4,294	$3,215
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.99%	2.06%	2.20%	2.21%
Portfolio Turnover Rate[3]	14%	16%	14%	19%	22%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Admiral Shares
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
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How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—5702). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
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Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
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Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.
Conversions to ETF Shares
Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.
Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
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Mandatory Conversions to Another Share Class
If an account no longer meets the balance requirements for a share class Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption
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of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
•   Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
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•   Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or
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performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
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Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.
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•  Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.
•  Redemptions of shares to pay fund or account fees.
•   Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
•  Transfers and reregistrations of shares within the same fund.
•  Purchases of shares by asset transfer or direct rollover.
•  Conversions of shares from one share class to another in the same fund.
•  Checkwriting redemptions.
•  Section 529 college savings plans.
•  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
•  Purchases of shares with participant payroll or employer contributions or loan repayments.
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Distributions, loans, and in-service withdrawals from a plan.
•  Redemptions of shares as part of a plan termination or at the direction of the plan.
•  Transactions executed through the Vanguard Managed Account Program.
•  Redemptions of shares to pay fund or account fees.
•  Share or asset transfers or rollovers.
•  Reregistrations of shares.
•  Conversions of shares from one share class to another in the same fund.
•  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
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Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
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Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
•  Authorization to act on the account (as the account owner or by legal documentation or other means).
•  Account registration and address.
•  Fund name and account number, if applicable.
•  Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
•  Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
•  Include the fund name and account number.
•  Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
•  Signature(s) and date from the authorized person(s).
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•  Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
•  Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
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Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Account Service Fee
Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.
If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.
Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
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Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting
35

redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Dividend Appreciation Index Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:
•  Performance assessments and comparisons with industry benchmarks.
•  Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
•  If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
•  If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
•  Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Additional Information
	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Dividend Appreciation Index Fund
Admiral Shares	12/19/2013	DivApprIdxAdm	5702	921908828
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
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Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Dividend Appreciation Index Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447;
Text telephone for people with hearing impairment:
800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739;
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 602 052020

Vanguard Dividend Appreciation ETF
Prospectus
May 29, 2020
Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard Dividend Appreciation Index Fund ETF Shares (VIG)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Vanguard ETF Summary	1
Investing in Vanguard ETF® Shares	6
Investing in Index Funds	8
More on the Fund and ETF Shares	9
The Fund and Vanguard	16
Investment Advisor	17
Dividends, Capital Gains, and Taxes	18
Share Price and Market Price	20
Additional Information	22
Financial Highlights	23
Glossary of Investment Terms	24

Vanguard ETF Summary
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that have a record of increasing dividends over time.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard (Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard (Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.06%
Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$6	$19	$34	$77
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This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Nasdaq US Dividend Achievers Select Index, which consists of common stocks of companies that have a record of increasing dividends over time. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
•  Investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from the overall stock market. In addition, mid-capitalization stocks (to the extent that the Fund’s assets are invested in mid-cap stocks) historically have been more volatile in price than the large-cap stocks that dominate the overall stock market. Dividend-paying stocks tend to go through cycles of doing better—or worse— than the stock market in general. These periods have, in the past, lasted for as long as several years.
2

Because ETF Shares are traded on an exchange, they are subject to additional risks:
•  The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
•  Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.
•  Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
3

Annual Total Returns — Vanguard Dividend Appreciation Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -16.79%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	12.86%	December 31, 2011
Lowest	-12.51%	September 30, 2011
Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Dividend Appreciation Index Fund ETF Shares
Based on NAV
Return Before Taxes	29.71%	11.24%	12.64%
Return After Taxes on Distributions	29.14	10.69	12.14
Return After Taxes on Distributions and Sale of Fund Shares	17.93	8.83	10.46
Based on Market Price
Return Before Taxes	29.76	11.23	12.63
NASDAQ US Dividend Achievers Select Index (reflects no deduction for fees, expenses, or taxes)	29.75%	11.30%	12.72%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
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Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.
Gerard C. O’Reilly, Principal of Vanguard. He has co-managed the Fund since 2016.
Purchase and Sale of Fund Shares
You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
5

Investing in Vanguard ETF® Shares
What Are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard Dividend Appreciation ETF, a class of shares issued by Vanguard Dividend Appreciation Index Fund. In addition to ETF Shares, the Fund offers one conventional (not exchange-traded) class of shares. This prospectus, however, relates only to ETF Shares.
How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?
Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).
An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund’s portfolio holdings, and other factors.
The market price of a fund's ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.
How Do I Buy and Sell Vanguard ETF Shares?
ETF Shares of the Fund are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and
6

receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.
Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
7

Investing in Index Funds
What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.
The index sponsor determines the securities to include in the index and the weighting of each security in the index. Under normal circumstances, the index sponsor will rebalance an index on a regular schedule. An index sponsor may carry out additional ad hoc index rebalances, delay or cancel a scheduled rebalance. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor’s errors will generally be borne by the index fund and its shareholders.
An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund’s ability to adjust its exposure to the required levels in order to track the index.
Index funds typically have the following characteristics:
•  Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.
•  Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
•  Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.
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More on the Fund and ETF Shares
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund’s Admiral™ Shares, which generally have an investment minimum of $3,000.
All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.
A Note to Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.
Plain Talk About Fund Expenses
All funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Dividend Appreciation Index Fund ETF Shares’ expense ratio would be 0.06%, or $0.60 per $1,000 of average net assets. The average expense ratio for large-capitalization core funds in 2019 was 0.96%, or $9.60 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Fund invests mainly in common stocks of companies that have a record of increasing dividends over time. Stocks purchased by the Fund are expected to have increasing dividends over time and also to have the potential for long-term capital appreciation. The Fund may purchase stocks that have relatively low dividend yields if the company issuing the stock has increased dividends in recent years.
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund‘s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
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The Fund is subject to investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from the overall stock market. In addition, mid-capitalization stocks (to the extent that the Fund’s assets are invested in mid-cap stocks) historically have been more volatile in price than the large-cap stocks that dominate the overall stock market. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund's investments and Fund performance.
Security Selection
The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies that have a record of increasing dividends over time. The companies in which the Fund invests will be within the capitalization range of the companies included in the Nasdaq US Dividend Achievers Select Index ($441 million to $1.295 trillion as of January 31, 2020). In the future, the Index’s market capitalization range may be higher or lower, and the Fund’s investments may track another index. Such changes may occur at any time and without notice to Fund shareholders.
The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its target index and in approximately the same proportions.
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a
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financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Methods Used to Meet Redemption Requests
Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see “How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?” If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy. Please consult the Fund's Statement of Additional Information for further information on redemptions of ETF Shares.
Under certain circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
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Special Risks of Exchange-Traded Shares
ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.
The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.
Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund's ETF Shares. The website also discloses, in the Premium/ Discount Analysis section of the ETF Shares' Price & Performance page, how frequently the Fund's ETF Shares traded at a premium or discount to NAV) based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.
An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.
Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Conversion Privilege
Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored
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retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.
Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.
Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.
Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares
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in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.
Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:
•  The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
•  Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.
•  The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.
Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee
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when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of January 31, 2020, Vanguard served as advisor for approximately $5.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended January 31, 2020, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to the Funds at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.
The managers primarily responsible for the day-to-day management of the Fund are:
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Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.
Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has co-managed the Fund since 2016. Education: B.S., Villanova University.
The Fund's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in the Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust
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Company (DTC). If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.
As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
•  Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•   Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.
•  Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.
•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.
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Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Share Price and Market Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
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The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares.
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Additional Information
	Inception Date	Vanguard Fund Number	CUSIP Number
Dividend Appreciation Index Fund
ETF Shares	4/21/2006	920	921908844
Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Dividend Appreciation Index ETF Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$104.09	$107.10	$86.66	$75.98	$78.42
Investment Operations
Net Investment Income	2.214[1]	2.084[1]	1.951[1]	1.810	1.759
Net Realized and Unrealized Gain (Loss) on Investments	21.210	(3.056)	20.408	10.696	(2.380)
Total from Investment Operations	23.424	(0.972)	22.359	12.506	(0.621)
Distributions
Dividends from Net Investment Income	(2.134)	(2.038)	(1.919)	(1.826)	(1.819)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.134)	(2.038)	(1.919)	(1.826)	(1.819)
Net Asset Value, End of Period	$125.38	$104.09	$107.10	$86.66	$75.98
Total Return	22.68%	–0.87%	26.10%	16.59%	–0.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$42,217	$30,969	$28,717	$22,698	$18,771
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.90%	2.01%	2.06%	2.20%	2.21%
Portfolio Turnover Rate[2]	14%	16%	14%	19%	22%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.
“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD FUNDS.
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Glossary of Investment Terms
Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.
Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).
Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.
Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund's investments.
Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a fund attempts to track—rather than outperform—a specified market benchmark, or “index.”
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Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Dividend Appreciation ETF, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund's ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:
Telephone: 866-499-8473; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
Vanguard Marketing Corporation, Distributor.
P 920 052020

Vanguard Dividend Growth Fund
Prospectus
May 29, 2020
Investor Shares
Vanguard Dividend Growth Fund Investor Shares (VDIGX)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents

Fund Summary
Investment Objective
The Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.26%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.27%
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$28	$87	$152	$343
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically—but not always—will be large-cap, will be undervalued relative to the market, and will show potential for increasing dividends. The Fund seeks to be diversified across industry sectors.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
•  Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
•  Investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Dividend Growth Spliced Index reflects the performance of the Russell 1000 Index through January 31, 2010, and the NASDAQ US Dividend Achievers Select Index thereafter. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Dividend Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -17.29%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	13.84%	March 31, 2019
Lowest	-9.81%	June 30, 2010
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Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Dividend Growth Fund Investor Shares
Return Before Taxes	30.95%	11.55%	13.09%
Return After Taxes on Distributions	29.43	10.11	12.08
Return After Taxes on Distributions and Sale of Fund Shares	19.23	8.87	10.72
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
Russell 1000 Index	31.43%	11.48%	13.54%
Dividend Growth Spliced Index	29.75	11.30	12.56
NASDAQ US Dividend Achievers Select Index	29.75	11.30	12.72
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Fund since 2006.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If
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you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Dividend Growth Fund’s expense ratio would be 0.27%, or $2.70 per $1,000 of average net assets. The average expense ratio for large-capitalization core funds in 2019 was 0.96%, or $9.60 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those
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strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.
Market Exposure
The Fund will invest predominantly in dividend-paying large-cap stocks that offer the potential for attractive dividend and earnings growth over the long term.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.
The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2020, was $112.5 billion.
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
The Fund is subject to investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund's investments and Fund performance.
Security Selection
Wellington Management, advisor to the Fund, selects securities from a diverse group of industries, focusing on companies that have a history of paying a stable or increasing dividend. Stocks of companies that have reduced dividends in the past or are not currently paying dividends may be considered for inclusion in the Fund if the advisor believes that dividend growth is likely to be restored. Securities are selected based on a variety of factors, such as a company’s consistent effort to increase dividends over time while maintaining a target of profitability. The advisor is not constrained by a traditional value or growth mandate but is permitted sufficient style latitude to search a broad investment universe for quality stocks with attractive total return potential.
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The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Other Investment Policies and Risks
In addition to investing in dividend-paying large-capitalization stocks, the Fund may make other kinds of investments to achieve its objective.
The Fund may invest a limited portion, up to 25%, of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements.
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Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Methods Used to Meet Redemption Requests
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
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In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•  Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With
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Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of January 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the NASDAQ US Dividend Achievers Select Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended January 31, 2020, the advisory fee represented an effective annual rate of 0.13% of the Fund’s average net assets before a performance-based decrease of less than 0.01%.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and
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overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the most recent annual report to shareholders covering the fiscal year ended January 31.
The manager primarily responsible for the day-to-day management of the Fund is:
Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1996, has managed investment portfolios since joining Wellington Management in 2002, and has managed the Fund since 2006. Education: B.A., College of the Holy Cross; M.B.A., University of North Carolina, Kenan-Flagler Business School.
The Fund's Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed semiannually in June and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
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Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
•  Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•  Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.
•  Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•  Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
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Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
•  Provide your correct taxpayer identification number.
•  Certify that the taxpayer identification number is correct.
•  Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.
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Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded.
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This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Dividend Growth Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$26.03	$27.85	$23.72	$21.78	$22.47
Investment Operations
Net Investment Income	0.536[1]	0.520[1]	0.514[1]	0.446	0.442
Net Realized and Unrealized Gain (Loss) on Investments	5.499	(0.178)	4.985	2.165	0.145
Total from Investment Operations	6.035	0.342	5.499	2.611	0.587
Distributions
Dividends from Net Investment Income	(0.525)	(0.526)	(0.509)	(0.450)	(0.432)
Distributions from Realized Capital Gains	(0.910)	(1.636)	(0.860)	(0.221)	(0.845)
Total Distributions	(1.435)	(2.162)	(1.369)	(0.671)	(1.277)
Net Asset Value, End of Period	$30.63	$26.03	$27.85	$23.72	$21.78
Total Return[2]	23.33%	1.63%	23.65%	12.06%	2.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43,024	$32,856	$34,706	$30,633	$25,632
Ratio of Total Expenses to Average Net Assets[3]	0.27%	0.22%	0.26%	0.30%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.82%	1.93%	2.00%	1.93%	1.95%
Portfolio Turnover Rate	17%	23%	15%	27%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.05%), (0.01%), 0.03%, and 0.04%.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
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How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—57).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
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New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by
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electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
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For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
•   Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
•   Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
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If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional
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documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
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Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.
•  Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.
•  Redemptions of shares to pay fund or account fees.
•   Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
•  Transfers and reregistrations of shares within the same fund.
•  Purchases of shares by asset transfer or direct rollover.
•  Conversions of shares from one share class to another in the same fund.
•  Checkwriting redemptions.
•  Section 529 college savings plans.
•  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
•  Purchases of shares with participant payroll or employer contributions or loan repayments.
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•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Distributions, loans, and in-service withdrawals from a plan.
•  Redemptions of shares as part of a plan termination or at the direction of the plan.
•  Transactions executed through the Vanguard Managed Account Program.
•  Redemptions of shares to pay fund or account fees.
•  Share or asset transfers or rollovers.
•  Reregistrations of shares.
•  Conversions of shares from one share class to another in the same fund.
•  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that
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intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
•  Authorization to act on the account (as the account owner or by legal documentation or other means).
•  Account registration and address.
•  Fund name and account number, if applicable.
•  Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
•  Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
•  Include the fund name and account number.
•  Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
•  Signature(s) and date from the authorized person(s).
•  Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
•  Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
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Account Service Fee
Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.
If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.
Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close
32

an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered
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users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Dividend Growth Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:
•  Performance assessments and comparisons with industry benchmarks.
•  Reports from the advisor.
•  Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
•  If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
•  If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
•  Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
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Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
35

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Additional Information
	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Dividend Growth Fund	5/15/1992	DividGro	57	921908604
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
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NASDAQ US Dividend Achievers Select Index. An index that tracks U.S. common stocks with a record of increasing dividends for at least ten consecutive years, excluding real estate investment trusts (known as REITs) and companies that have low potential for dividend growth.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Russell 1000 Index. An index that measures the performance of the 1,000 largest U.S. companies.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Dividend Growth Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447;
Text telephone for people with hearing impairment:
800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739;
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 057 052020

Vanguard Dividend Growth Fund
Prospectus
May 29, 2020
Investor Shares
Vanguard Dividend Growth Fund Investor Shares (VDIGX)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Fund Summary	1
More on the Fund	5
The Fund and Vanguard	10
Investment Advisor	10
Taxes	12
Share Price	12
Financial Highlights	14
General Information	16
Glossary of Investment Terms	19

Fund Summary
Investment Objective
The Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.26%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.27%
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$28	$87	$152	$343
1

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the “Fee Table” section of the accompanying prospectus of the insurance company that offers your annuity program.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically—but not always—will be large-cap, will be undervalued relative to the market, and will show potential for increasing dividends. The Fund seeks to be diversified across industry sectors.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
•  Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
•  Investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
2

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Dividend Growth Spliced Index reflects the performance of the Russell 1000 Index through January 31, 2010, and the NASDAQ US Dividend Achievers Select Index thereafter. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Dividend Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -17.29%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	13.84%	March 31, 2019
Lowest	-9.81%	June 30, 2010
3

Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Dividend Growth Fund Investor Shares	30.95%	11.55%	13.09%
Comparative Indexes (reflect no deduction for fees or expenses)
Russell 1000 Index	31.43%	11.48%	13.54%
Dividend Growth Spliced Index	29.75	11.30	12.56
NASDAQ US Dividend Achievers Select Index	29.75	11.30	12.72
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Fund since 2006.
Tax Information
The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
4

More on the Fund
This prospectus describes the principal risks you would face as an investor in this Fund. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
This prospectus is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version—for investors who would like to open a personal investment account—can be obtained by visiting our website at vanguard.com or by calling Vanguard at 800-662-7447.
A Note About Investing in the Fund
The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.
The performance of the Fund‘s income annuity accounts will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies
5

in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund‘s investment objective is not fundamental and may be changed without a shareholder vote.
Market Exposure
The Fund will invest predominantly in dividend-paying large-cap stocks that offer the potential for attractive dividend and earnings growth over the long term.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund's stock holdings as of January 31, 2020, was $112.5 billion.
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
The Fund is subject to investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund's investments and Fund performance.
Security Selection
Wellington Management, advisor to the Fund, selects securities from a diverse group of industries, focusing on companies that have a history of paying a stable or increasing dividend. Stocks of companies that have reduced dividends in the past or are not currently paying dividends may be considered for inclusion in the Fund if the advisor believes that dividend growth is likely to be restored. Securities are selected based on a variety of factors, such as a company’s consistent effort to increase dividends over time while maintaining a target of
6

profitability. The advisor is not constrained by a traditional value or growth mandate but is permitted sufficient style latitude to search a broad investment universe for quality stocks with attractive total return potential.
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Other Investment Policies and Risks
In addition to investing in dividend-paying large-capitalization stocks, the Fund may make other kinds of investments to achieve its objective.
The Fund may invest a limited portion, up to 25%, of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements.
7

Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate
8

frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•  Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits a contract owner or annuitant from exchanging into a fund contract for 30 calendar days after the contract owner or annuitant has exchanged out of that fund contract.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
9

The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of January 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total
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return of the Fund relative to that of the NASDAQ US Dividend Achievers Select Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended January 31, 2020, the advisory fee represented an effective annual rate of 0.13% of the Fund’s average net assets before a performance-based decrease of less than 0.01%.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the most recent annual report to shareholders covering the fiscal year ended January 31.
The manager primarily responsible for the day-to-day management of the Fund is:
Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1996, has managed investment portfolios since joining Wellington Management in 2002, and has managed the Fund since 2006. Education: B.A., College of the Holy Cross; M.B.A., University of North Carolina, Kenan-Flagler Business School.
The Fund's Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Taxes
The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
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A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund’s NAV is used to determine the annuity’s unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Fund are net of the Fund's operating expenses, but they do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Dividend Growth Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$26.03	$27.85	$23.72	$21.78	$22.47
Investment Operations
Net Investment Income	0.536[1]	0.520[1]	0.514[1]	0.446	0.442
Net Realized and Unrealized Gain (Loss) on Investments	5.499	(0.178)	4.985	2.165	0.145
Total from Investment Operations	6.035	0.342	5.499	2.611	0.587
Distributions
Dividends from Net Investment Income	(0.525)	(0.526)	(0.509)	(0.450)	(0.432)
Distributions from Realized Capital Gains	(0.910)	(1.636)	(0.860)	(0.221)	(0.845)
Total Distributions	(1.435)	(2.162)	(1.369)	(0.671)	(1.277)
Net Asset Value, End of Period	$30.63	$26.03	$27.85	$23.72	$21.78
Total Return[2]	23.33%	1.63%	23.65%	12.06%	2.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43,024	$32,856	$34,706	$30,633	$25,632
Ratio of Total Expenses to Average Net Assets[3]	0.27%	0.22%	0.26%	0.30%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.82%	1.93%	2.00%	1.93%	1.95%
Portfolio Turnover Rate	17%	23%	15%	27%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.05%), (0.01%), 0.03%, and 0.04%.
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General Information
The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund‘s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders, the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator for distribution to the contract owner on the business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund‘s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
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The Fund can postpone payment of redemption proceeds beyond seven calendar days or suspend the redemption right at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
If the board of trustees determines that it would be detrimental to the best interests of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most instances, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund‘s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
When insurance companies establish omnibus accounts in the Fund for the benefit of their clients, we cannot monitor the trading activity of the individual clients. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious activity, we will seek the assistance of the insurance company to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of Fund shares by an insurance company, including for the benefit of certain of the insurance company’s clients. Also, insurance companies may apply frequent-trading policies that differ from one another.
Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
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Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
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NASDAQ US Dividend Achievers Select Index. An index that tracks U.S. common stocks with a record of increasing dividends for at least ten consecutive years, excluding real estate investment trusts (known as REITs) and companies that have low potential for dividend growth.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Russell 1000 Index. An index that measures the performance of the 1,000 largest U.S. companies.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Dividend Growth Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 057A 052020

Vanguard Energy Fund
Prospectus
May 29, 2020
Investor Shares & Admiral™ Shares
Vanguard Energy Fund Investor Shares (VGENX)
Vanguard Energy Fund Admiral Shares (VGELX)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.30%	0.23%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses	0.32%	0.24%
Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$33	$103	$180	$406
Admiral Shares	$25	$77	$135	$306
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation or pollution control. The Fund may invest in foreign stocks as part of its principal investment strategy. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors. Additionally, commodity prices may have a significant impact on the stock prices of energy companies.
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
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•  Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
•  Country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.
•  Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
•   Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes and a comparative benchmark, which have investment characteristics similar to those of the Fund. The Spliced Energy Index reflects the performance of the S&P Energy Sector Index through May 31, 2010, and the MSCI ACWI Energy Index thereafter. The MSCI ACWI Energy Index returns are adjusted for withholding taxes. Returns for the Global Natural Resources Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
3

Annual Total Returns — Vanguard Energy Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -41.05%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	17.70%	December 31, 2010
Lowest	-23.34%	December 31, 2018
Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Energy Fund Investor Shares
Return Before Taxes	13.20%	0.22%	1.60%
Return After Taxes on Distributions	12.33	–0.46	0.70
Return After Taxes on Distributions and Sale of Fund Shares	8.42	0.10	1.26
Vanguard Energy Fund Admiral Shares
Return Before Taxes	13.29%	0.30%	1.67%
Comparative Benchmarks
MSCI ACWI Energy Index (reflects no deduction for fees or expenses)	12.80%	0.74%	1.23%
S&P Energy Sector Index (reflects no deduction for fees, expenses, or taxes)	11.81	–1.85	3.32
Spliced Energy Index (reflects no deduction for fees, expenses, or taxes)	12.80	0.74	1.67
Global Natural Resources Funds Average (reflects no deduction for taxes)	15.31	–1.43	–1.52
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor
4

Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisors
Wellington Management Company LLP (Wellington Management)

The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
G. Thomas Levering, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management. He has managed a portion of the Fund since January 2020.
James P. Stetler, Senior Portfolio Manager at Vanguard. He has co-managed a portion of the Fund since 2012.
Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He has co-managed a portion of the Fund since 2016.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
5

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.
6

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Energy Fund’s expense ratios would be as follows: for Investor Shares, 0.32%, or $3.20 per $1,000 of average net assets; for Admiral Shares, 0.24%, or $2.40 per $1,000 of average net assets. The average expense ratio for global natural resources funds in 2019 was 1.33%, or $13.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund‘s policy of investing at least 80% of its assets in common stocks of companies principally engaged in activities in the energy industry may be changed only upon 60 days‘ notice to shareholders.
Market Exposure
Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation or pollution control.
The Fund is subject to industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of the energy industry. Additionally, commodity prices may have a significant impact on the stock prices of energy companies.
The Fund faces the risk that the earnings, dividends, and stock prices of energy companies will be greatly affected by changes in the prices and supplies of and demand for oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including, but not limited to, changes in international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), relationships among
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OPEC members and between OPEC and oil-importing nations, energy conservation, the regulatory environment, government tax policies, weather, financing costs, and the economic growth and stability of the key energy-consuming countries. Because the Fund’s performance depends on a variety of factors affecting energy companies, rather than on the stock markets generally, the performance of the Fund could decline, even if the performance of either the U.S. or foreign stock market is positive.
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments.
Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
Most of the stocks held by the Fund are mid- and large-capitalization stocks because such stocks tend to be dominant in the energy industry.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund's stock holdings as of January 31, 2020, was $51.2 billion.
There is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. As a group, mid- and large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
Historically, industry-specific mid- and large-cap stocks, such as those held by the Fund, have been more volatile than—and at times have performed quite differently from—the large-cap stocks that dominate the overall stock market. This volatility is due to several factors, including special industry risks and less certain growth and dividend prospects for smaller companies.
The Fund may invest up to 100% of its assets in foreign stocks.
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The Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
To the extent that the Fund invests in stocks of companies listed for trading in emerging markets or companies with operations located in emerging markets, the Fund is subject to emerging markets risk. Emerging markets risk is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund's investments and Fund performance.
Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks and other investments for the Fund.
Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the
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stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.
Although each advisor uses a different process to select securities for its portion of the Fund’s assets, the overall investment strategy of the Fund is designed to provide returns that are broadly representative of the energy sector. To achieve this, the Fund invests in the common stocks of companies engaged in the following energy-related areas: the exploration, production, transmission, refining, storing, marketing, control, and measurement of energy or energy fuels; the making and servicing of component products for such activities; energy research or experimentation; and operations related to energy conservation and pollution control. These areas may involve newer sources of energy, such as geothermal, nuclear, and solar power, as well as more traditional sources of energy, such as oil, natural gas, and coal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, companies in these new areas will also be considered for the Fund. A security will generally be considered to be in the energy industry if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, one or more of the energy-related areas listed above.
Wellington Management uses a bottom up approach, in which stocks are chosen based on the advisor’s fundamental analysis and its assessment of valuation. Although oil and gas price expectations are considered, company-specific factors such as the quality of the companies’ assets, internal reinvestment opportunities, investment plans to capitalize on those opportunities, and quality of management are key inputs in the decision-making process. The advisor also considers the supply and demand outlook across the various subindustries of the energy sector in an effort to identify the most attractive parts of the energy market in which to invest. When assessing valuation, the advisor evaluates multiple metrics, including earnings, cash flows, and asset values. A security will be sold when the advisor believes that an alternative investment provides more attractive risk/return characteristics or when the advisor otherwise determines that a sale is appropriate.
Vanguard constructs a diversified portfolio of energy-related stocks based on its assessment of the relative return potential of the securities. The advisor selects securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Vanguard manages the portfolio through the use of a quantitative process to evaluate all of the securities in the benchmark while seeking to maintain a risk profile similar to that of the FTSE All World Oil & Gas Index. This process was developed and
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managed by Vanguard’s Alpha Equity Investment team and is continually evolving. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented.
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.
Other Investment Policies and Risks
In addition to investing in the common stocks of companies principally engaged in activities in the energy industry, the Fund may make other kinds of investments to achieve its objective.
The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to foreign currency exchange forward contracts.
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Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.
Vanguard administers a small portion of the Fund's assets to facilitate cash flows to and from the Fund's advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Methods Used to Meet Redemption Requests
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs.
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These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•  Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
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Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
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Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of January 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in client assets.
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of January 31, 2020, Vanguard served as advisor for approximately $5 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Fund relative to that of the MSCI ACWI Energy Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended January 31, 2020, the aggregate advisory fees and expenses represented an effective annual rate of 0.15% of the Fund’s average net assets before a performance-based decrease of 0.06%.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a
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similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory arrangements, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.
The managers primarily responsible for the day-to-day management of the Fund are:
G. Thomas Levering, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management. He has managed investment portfolios for Wellington Management since 2001 and has managed a portion of the Fund since January 2020. Education: A.B., Harvard University; M.B.A., The Wharton School at the University of Pennsylvania.
James P. Stetler, Senior Portfolio Manager at Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; has managed investment portfolios since 2003, and has co-managed a portion of the Fund since 2012. Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.
Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He oversees the active quantitative equity funds and separately managed equity accounts. He has been with Vanguard since 2007 and has co-managed a portion of the Fund since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.
The Fund's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund
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may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
•   Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•   Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.
•  Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•  Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
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•  Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account(such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
•  Provide your correct taxpayer identification number.
•  Certify that the taxpayer identification number is correct.
•  Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.
Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
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Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political
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news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Energy Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$47.85	$55.62	$52.70	$40.43	$51.53
Investment Operations
Net Investment Income	1.519[1]	1.300[1]	1.477[1,2]	0.982	1.096
Net Realized and Unrealized Gain (Loss) on Investments	(4.524)	(7.788)	3.035	12.275	(11.118)
Total from Investment Operations	(3.005)	(6.488)	4.512	13.257	(10.022)
Distributions
Dividends from Net Investment Income	(1.565)	(1.282)	(1.592)	(0.987)	(1.078)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.565)	(1.282)	(1.592)	(0.987)	(1.078)
Net Asset Value, End of Period	$43.28	$47.85	$55.62	$52.70	$40.43
Total Return[3]	–6.55%	–11.48%	8.75%	32.73%	–19.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,793	$2,265	$2,968	$3,452	$2,693
Ratio of Total Expenses to Average Net Assets[4]	0.32%	0.37%	0.38%	0.41%	0.37%
Ratio of Net Investment Income to Average Net Assets	3.20%	2.42%	2.86%[2]	1.97%	2.20%
Portfolio Turnover Rate	48%	31%	24%	29%	23%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.342 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3	Total returns do not include account service fees that may have applied in the periods shown.
4	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.01%), 0.00%, 0.03%, and 0.03%.
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Vanguard Energy Fund Admiral Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$89.77	$104.35	$98.88	$75.85	$96.69
Investment Operations
Net Investment Income	2.926[1]	2.511[1]	2.815[1,2]	1.918	2.113
Net Realized and Unrealized Gain (Loss) on Investments	(8.512)	(14.600)	5.730	23.035	(20.872)
Total from Investment Operations	(5.586)	(12.089)	8.545	24.953	(18.759)
Distributions
Dividends from Net Investment Income	(3.004)	(2.491)	(3.075)	(1.923)	(2.081)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.004)	2.491	(3.075)	(1.923)	(2.081)
Net Asset Value, End of Period	$81.18	$89.77	$104.35	$98.88	$75.85
Total Return[3]	–6.50%	–11.40%	8.84%	32.83%	–19.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,388	$5,606	$6,796	$7,231	$5,428
Ratio of Total Expenses to Average Net Assets[4]	0.24%	0.29%	0.30%	0.33%	0.31%
Ratio of Net Investment Income to Average Net Assets	3.28%	2.50%	2.94%[2]	2.05%	2.26%
Portfolio Turnover Rate	48%	31%	24%	29%	23%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.643 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3	Total returns do not include account service fees that may have applied in the periods shown.
4	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.01%), 0.00%, 0.03%, and 0.03%.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Investor Shares
To open and maintain an account. $3,000.
To add to an existing account. Generally $1.
Account Minimums for Admiral Shares
To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special
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eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.
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By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
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A conversion between share classes of the same fund is a nontaxable event.
Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.
Conversions From Investor Shares to Admiral Shares
Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares at any time. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption
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of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
•   Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
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•   Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or
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performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
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Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.
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•  Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.
•  Redemptions of shares to pay fund or account fees.
•   Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
•  Transfers and reregistrations of shares within the same fund.
•  Purchases of shares by asset transfer or direct rollover.
•  Conversions of shares from one share class to another in the same fund.
•  Checkwriting redemptions.
•  Section 529 college savings plans.
•  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
•  Purchases of shares with participant payroll or employer contributions or loan repayments.
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Distributions, loans, and in-service withdrawals from a plan.
•  Redemptions of shares as part of a plan termination or at the direction of the plan.
•  Transactions executed through the Vanguard Managed Account Program.
•  Redemptions of shares to pay fund or account fees.
•  Share or asset transfers or rollovers.
•  Reregistrations of shares.
•  Conversions of shares from one share class to another in the same fund.
•  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
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Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
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Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
•  Authorization to act on the account (as the account owner or by legal documentation or other means).
•  Account registration and address.
•  Fund name and account number, if applicable.
•  Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
•  Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
•  Include the fund name and account number.
•  Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
•  Signature(s) and date from the authorized person(s).
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•  Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
•  Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
39

Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Account Service Fee
Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.
If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.
Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
40

Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting
41

redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Energy Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:
•  Performance assessments and comparisons with industry benchmarks.
•  Reports from the advisors.
•  Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
•  If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
•  If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
•  Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Additional Information
	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Energy Fund
Investor Shares	5/23/1984	Energy	51	921908109
Admiral Shares	11/12/2001	EnergyAdml	551	921908802
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI Energy Index. An index that measures the energy-related equities market performance of developed and emerging markets.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Quantitative Process. An assessment of specific measurable factors, such as cost of capital; value of assets; and projections of sales, costs, earnings, and profits. The use of a quantitative process provides a systematic approach to investment decisions and portfolios.
Securities. Stocks, bonds, money market instruments, and other investments.
S&P Energy Sector Index. An index that tracks the stocks of the energy-related companies within the S&P 500 Index.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Energy Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447;
Text telephone for people with hearing impairment:
800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739;
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 051 052020

Vanguard Global Capital Cycles Fund
Prospectus
May 29, 2020
Investor Shares
Vanguard Global Capital Cycles Fund Investor Shares (VGPMX)*
*Formerly known as Vanguard Precious Metals and Mining Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.36%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.38%
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in U.S. and foreign equity securities. The Fund seeks to generate above average compounded returns by purchasing securities in companies and industries where capital spending is declining, and seeks to avoid companies, assets, and business models that can be easily replicated. Companies, assets, and business models that cannot be easily replicated may include those with differentiated offerings, a low-cost advantage, or that maintain an advantage over competitors in their same industry. The Fund typically invests across a range of sectors, a mix of developed and emerging markets stocks, and typically holds companies across the market capitalization spectrum. The Fund will concentrate its investments (i.e. hold 25% or more of its net assets) in securities of issuers in the precious metals and mining industry.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
•  Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-capitalization stocks each tend to go through cycles of doing better—or worse— than other segments of the stock market or the global stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies
2

tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
•  Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
•  Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets.
•  Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
•  Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. The precious metals and mining industry could be affected by sharp price volatility caused by global economic, financial, and political factors. Resource availability, government regulation, inflation expectations and economic cycles could also adversely affect that industry.
•   Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
Effective September 26, 2018, the Fund changed its name, performance benchmark, and investment strategy. Performance for the periods prior to September 26, 2018, shown below is based on the investment strategy utilized by the Fund prior to September 26, 2018, under the name Vanguard Precious Metals and Mining Fund. Performance for the periods through July 27, 2018, shown below reflects that of the Fund’s prior investment advisor, M&G Investment Management Limited (“M&G”). M&G served as the Fund’s investment advisor through July 27, 2018.
3

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. Returns for the MSCI ACWI Index are adjusted for withholding taxes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Global Capital Cycles Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -25.28%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	34.84%	June 30, 2016
Lowest	-23.00%	June 30, 2013
Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Global Capital Cycles Fund Investor Shares
Return Before Taxes	20.66%	–0.23%	–6.12%
Return After Taxes on Distributions	20.00	–0.65	–6.68
Return After Taxes on Distributions and Sale of Fund Shares	12.72	–0.21	–4.01
Comparative Indexes
S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom)	23.75%	—	—
MSCI ACWI Index (reflects no deduction for fees or expenses)	26.60	8.41	8.79
4

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Keith E. White, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since 2018.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
5

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Global Capital Cycles Fund’s expense ratio would be 0.38%, or $3.80 per $1,000 of average net assets.

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
6

Market Exposure
The Fund invests in U.S. and foreign equity securities. The Fund seeks to generate above average compounded returns by purchasing securities in companies and industries where capital spending is declining, and seeks to avoid companies, assets, and business models that can be easily replicated. Companies, assets, and business models that cannot be easily replicated may include those with differentiated offerings, a low-cost advantage, or those that maintain an advantage over competitors in their same industry. The Fund typically invests across a range of sectors, a mix of developed and emerging markets stocks, and typically holds companies across the market capitalization spectrum. The Fund will concentrate its investments (i.e. hold 25% or more of its net assets) in securities of issuers in the precious metals and mining industry.
The Fund typically selects securities when they are at a discount to intrinsic value. Based on the investment advisor’s belief in capital efficiency, the Fund looks for companies and industries where capital spending is declining, and below depreciation levels, as the advisor believes a lack of reinvestment leads to scarcity and supply tightness. The Fund invests in a broad range of companies, industry sectors, and countries. The Fund may have an orientation towards value stocks (characterized by relatively low prices in relation to earnings and intrinsic value).
The advisor will sell a security when, in the view of the advisor, it is no longer an attractive investment or if the advisor deems the sale of the security to be in the best interest of the fund.
Plain Talk About Value Funds
Value investing is a style employed by stock-fund managers. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
7

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-capitalization stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.
U.S. Stocks
Historically, industry-specific mid- and small-cap stocks, such as those held by the Fund, have been more volatile than—and at times have performed quite differently from—the large-cap stocks that dominate the overall stock market. This volatility is due to several factors, including special industry risks and less certain growth and dividend prospects for smaller companies.
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
Foreign Stocks
The Fund invests in foreign stocks as part of its principal investment strategy.
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/ regional risk and currency risk are especially high in emerging markets.
8

To the extent that the Fund invests in stocks of companies listed for trading in emerging markets or companies with operations located in emerging markets, the Fund is subject to emerging markets risk. Emerging markets risk is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. The Fund normally invests at least 25% of its assets in the precious metals and mining industry. The precious metals and mining industry could be affected by sharp price volatility caused by global economic, financial, and political factors. Resource availability, government regulation, inflation expectations, and economic cycles could also adversely affect that industry.
The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
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Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund's investments and Fund performance.
Security Selection
Wellington Management, the advisor, typically focuses on buying assets at a discount to intrinsic value, where intrinsic value is a function of replacement value, cash generation, and future capital deployment opportunities. Wellington Management’s bottom up analysis is grounded in an understanding of what assets and companies should be worth at the bottom of a cycle and understanding the downside scenarios, which causes the advisor to emphasize quality, as defined by a strong balance sheet, low costs, and superior business model.
Wellington Management seeks to avoid companies, assets, and business models that can be easily replicated, as Wellington Management believes that scarcity and uniqueness are cornerstones to long-term capital preservation. Based on a belief in capital efficiency, the advisor looks for companies and industries where capital spending is declining and below depreciation levels, as it believes a lack of reinvestment leads to scarcity and supply tightness.
The portfolio typically combines exposure to long-lived assets that are challenging to replicate, with exposure to companies and assets that have the potential to earn a regulated or contracted return.
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Other Investment Policies and Risks
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to foreign currency exchange forward contracts.
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Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Methods Used to Meet Redemption Requests
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
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In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•  Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With
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Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of January 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom) over a specific time period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended January 31, 2020, the investment advisory fee represented an effective annual rate of 0.15% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and
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overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.
The manager primarily responsible for the day-to-day management of the Fund is:
Keith E. White, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has worked in investment management with Wellington Management since 2007 and has managed the Fund since 2018. Education: B.S., James Madison University; M.B.A., the Tuck School of Business at Dartmouth.
The Fund's Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
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Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
•  Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•  Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.
•  Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•  Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
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Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.
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General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
•  Provide your correct taxpayer identification number.
•  Certify that the taxpayer identification number is correct.
•  Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.
Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
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Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Global Capital Cycles Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.62	$10.57	$10.74	$6.22	$9.59
Investment Operations
Net Investment Income[1]	0.212	0.122	0.049	0.066[2]	0.175[3]
Net Realized and Unrealized Gain (Loss) on Investments	0.337	(2.858)	(0.217)	4.615	(3.397)
Total from Investment Operations	0.549	(2.736)	(0.168)	4.681	(3.222)
Distributions
Dividends from Net Investment Income	(0.199)	(0.214)	(0.002)	(0.161)	(0.148)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.199)	(0.214)	(0.002)	(0.161)	(0.148)
Net Asset Value, End of Period	$7.97	$7.62	$10.57	$10.74	$6.22
Total Return[4]	7.11%	–26.17%	–1.56%	75.99%	–34.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,212	$1,399	$2,568	$2,612	$1,465
Ratio of Total Expenses to Average Net Assets[5]	0.38%	0.33%	0.36%	0.43%	0.35%
Ratio of Net Investment Income to Average Net Assets	2.68%	1.38%	0.47%	0.65%[2]	2.22%[3]
Portfolio Turnover Rate	56%	110%	35%	29%	8%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.012 and 0.12%, respectively, resulting from a special dividend from Lucara Diamond Corp. in September 2016.
3	Net investment income per share and the ratio of net investment income to average net assets include $.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
4	Total returns do not include account service fees that may have applied in the periods shown.
5	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.04%), 0.00%, 0.06%, and (0.02%).
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
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How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—53).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
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New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by
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electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
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For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
•   Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
•   Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
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If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
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Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
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Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.
•  Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.
•  Redemptions of shares to pay fund or account fees.
•   Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
•  Transfers and reregistrations of shares within the same fund.
•  Purchases of shares by asset transfer or direct rollover.
•  Conversions of shares from one share class to another in the same fund.
•  Checkwriting redemptions.
•  Section 529 college savings plans.
•  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
•  Purchases of shares with participant payroll or employer contributions or loan repayments.
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•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Distributions, loans, and in-service withdrawals from a plan.
•  Redemptions of shares as part of a plan termination or at the direction of the plan.
•  Transactions executed through the Vanguard Managed Account Program.
•  Redemptions of shares to pay fund or account fees.
•  Share or asset transfers or rollovers.
•  Reregistrations of shares.
•  Conversions of shares from one share class to another in the same fund.
•  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that
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intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
•  Authorization to act on the account (as the account owner or by legal documentation or other means).
•  Account registration and address.
•  Fund name and account number, if applicable.
•  Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
•  Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
•  Include the fund name and account number.
•  Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
•  Signature(s) and date from the authorized person(s).
•  Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
•  Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
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Account Service Fee
Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.
If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.
Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close
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an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered
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users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Global Capital Cycles Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:
•  Performance assessments and comparisons with industry benchmarks.
•  Reports from the advisor.
•  Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
•  If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
•  If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
•  Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
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Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Additional Information
	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Global Capital Cycles Fund	5/23/1984	PrecMtls	53	921908208
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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The “S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom)” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P® and S&P 500® are trademarks of S&P; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. Vanguard Global Capital Cycles Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Global Capital Cycles Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Global Capital Cycles Fund particularly or the ability of the S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom) to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom) is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom) is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Global Capital Cycles Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Global Capital Cycles Fund into consideration in determining, composing or calculating the S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom). S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Global Capital Cycles Fund or the timing of the issuance or sale of Vanguard Global Capital Cycles Fund or in the determination or calculation of the equation by which Vanguard Global Capital Cycles Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Global Capital Cycles Fund. There is no assurance that investment products based on the S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom) will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P GLOBAL BMI METALS & MINING 25% WEIGHTED INDEX (USD) (CUSTOM) OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD GLOBAL CAPITAL CYCLES FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P GLOBAL BMI METALS & MINING 25% WEIGHTED INDEX (USD) (CUSTOM) OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus the United States, Canada, and a number of emerging markets.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
S&P Global BMI Metals & Mining 25% Weighted Index. A custom index comprised of 25% precious metals and mining industry securities and 75% broad global equity market exposure.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Global Capital Cycles Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447;
Text telephone for people with hearing impairment:
800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739;
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 053 052020

Vanguard Global ESG Select Stock Fund
Prospectus
May 29, 2020
Investor Shares & Admiral™ Shares
Vanguard Global ESG Select Stock Fund Investor Shares (VEIGX)
Vanguard Global ESG Select Stock Fund Admiral Shares (VESGX)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents

Fund Summary
Investment Objective
The Fund seeks to maximize returns while having greater exposure to companies with attractive environmental, social, and governance characteristics.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.50%	0.41%
12b-1 Distribution Fee	None	None
Other Expenses	0.08%	0.07%
Total Annual Fund Operating Expenses[1]	0.58%	0.48%
1	The Fund's custodian has contractually agreed to waive a portion of its custody fee based on an offset arrangement. The Fund's Total Annual Fund Operating Expenses after the custody fee offset was 0.55% for Investor Shares and 0.45% for Admiral Shares.
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Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$59	$186	$324	$726
Admiral Shares	$49	$154	$269	$604
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the fiscal period from June 5, 2019, to January 31, 2020, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks of companies that meet the advisor’s environmental, social, and governance (ESG) criteria. The Fund will typically invest in stocks of large and mid-size companies located in a number of countries throughout the world, including issuers located in emerging markets.
The Fund’s investment approach is based on proprietary, bottom-up fundamental research conducted by the advisor. The advisor considers the investment universe, sector-by-sector and region-by-region, looking for companies with strong long-term fundamentals that also meet the advisor's ESG criteria. The advisor will place an emphasis on the following company attributes: (1) a proven track record of effective capital allocation; (2) leading ESG practices as determined by the advisor through an evaluation of how the company integrates material ESG risks and opportunities into its corporate strategy (e.g., a realistic assessment of long-term ESG risks and opportunities, increased transparency
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into the company's ESG practices, management teams with aligned incentives, better governance practices, and thoughtful resource allocation); and (3) confidence that a wide gap between return on capital and cost of capital can be sustained. The advisor will then examine issues outside the scope of traditional research—such as corporate culture, adaptability, and employee engagement—to build conviction in each holding.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
•   Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest its assets in securities of companies located in emerging markets, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that country or region. Country/regional risk is especially high in emerging markets.
•  Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
•  ESG investing risk, which is the chance that the stocks selected by the advisor based on its ESG criteria generally will underperform the stock market as a whole or that the particular stocks selected by the advisor based on its ESG criteria will, in the aggregate, trail returns of other ESG funds.
•  Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The Fund has not been in operation long enough to report a full calendar-year return. Performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Managers
Mark D. Mandel, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has co-managed the Fund since its inception in 2019.
Yolanda C. Courtines, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. She has co-managed the Fund since its inception in 2019.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Global ESG Select Stock Fund’s expense ratios would be as follows: for Investor Shares, 0.58%, or $5.80 per $1,000 of average net assets; for Admiral Shares, 0.48%, or $4.80 per $1,000 of average net assets. The average expense ratio for global large-cap core funds in 2019 was 1.12%, or $11.20 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy only upon 60 days' notice to shareholders.
Market Exposure
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of companies that meet the advisor’s ESG criteria. The Fund will typically invest in stocks of large and mid-size companies located in a number of countries throughout the world, including issuers located in emerging markets.
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.
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There is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. As a group, mid- and large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
The Fund may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest its assets in securities of companies located in emerging markets, the Fund‘s performance may be hurt disproportionately by the poor performance of its investments in that country or region. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund's investments and Fund performance.
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Security Selection
In selecting stocks, Wellington Management, advisor to the Fund, uses a proprietary, bottom-up fundamental research approach. The advisor considers the investment universe, sector-by-sector and region-by-region, looking for companies with strong long-term fundamentals that also meet the advisor's ESG criteria. The advisor will place an emphasis on the following company attributes: (1) a proven track record of effective capital allocation; (2) leading ESG practices as determined by the advisor through an evaluation of how the company integrates material ESG risks and opportunities into its corporate strategy (e.g., a realistic assessment of long-term ESG risks and opportunities, increased transparency into the company's ESG practices, management teams with aligned incentives, better governance practices, and thoughtful resource allocation); and (3) confidence that a wide gap between return on capital and cost of capital can be sustained. The advisor will then examine issues outside the scope of traditional research—such as corporate culture, adaptability, and employee engagement—to build conviction in each holding.
The advisor relies on research and engagement to identify the ESG risks and opportunities most material to a company's long-term fundamentals. Examples of material ESG risks and opportunities may include: (1) the effects of climate change, the demand for cleaner fuel sources, and the risk of stranded carbon assets (Environmental); (2) a company's labor practices and employee engagement (Social); and (3) an engaged and diverse board (Governance).
The advisor does not utilize third-party ESG ratings as exclusionary criteria when selecting stocks for the Fund. At times, the Fund may hold stocks of companies that would be screened out by exclusionary ESG strategies. For example, the Fund may invest in an energy company after considering its financial fundamentals and its eye toward managing the environmental effects of its products and services.
Securities are sold based on the advisor's judgments about a company's commitment to pursue leading ESG practices or when the advisor anticipates irreversible deterioration in a company's financial returns.
The Fund is subject to ESG investing risk, which is the chance that the stocks selected by the advisor based on its ESG criteria generally will underperform the stock market as a whole or that the particular stocks selected by the advisor based on its ESG criteria will, in the aggregate, trail returns of other ESG funds.
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The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.
Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Methods Used to Meet Redemption Requests
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or
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provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because
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the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•  Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
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Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of January 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the FTSE All-World Index over the preceding 60-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal period ended January 31, 2020, the advisory fee represented an effective annual rate of 0.22% of the Fund's average net assets.
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Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the most recent annual report to shareholders covering the fiscal year ended January 31.
The managers primarily responsible for the day-to-day management of the Fund are:
Mark D. Mandel, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has worked in investment management and has been with Wellington Management since 1994, has managed investment portfolios since 1995, and has co-managed the Fund since its inception in 2019. Education: B.A., Bates College; M.B.A., Tuck School of Business at Dartmouth College.
Yolanda C. Courtines, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. She has worked in investment management since 1995, has been with Wellington Management since 2006, has managed investment portfolios since 2007, and has co-managed the Fund since its inception in 2019. Education: B.A., Tulane University; M.A., Columbia University.
The Fund's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
•  Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•  Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.
•  Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
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•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•  Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
•  Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
•  Provide your correct taxpayer identification number.
•  Certify that the taxpayer identification number is correct.
•  Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.
Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
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Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political
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news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Global ESG Select Stock Fund Investor Shares
For a Share Outstanding Throughout the Period	May 21, 2019[1] to January 31, 2020
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	0.258
Net Realized and Unrealized Gain (Loss) on Investments	2.257
Total from Investment Operations	2.515
Distributions
Dividends from Net Investment Income	(0.167)
Distributions from Realized Capital Gains	(0.008)
Total Distributions	(0.175)
Net Asset Value, End of Period	$22.34
Total Return[3]	12.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34
Ratio of Total Expenses to Average Net Assets	0.58%[4,5]
Ratio of Net Investment Income to Average Net Assets	1.81%[4]
Portfolio Turnover Rate	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.55%.
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Vanguard Global ESG Select Stock Fund Admiral Shares
For a Share Outstanding Throughout the Period	May 21, 2019[1] to January 31, 2020
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	0.338
Net Realized and Unrealized Gain (Loss) on Investments	2.823
Total from Investment Operations	3.161
Distributions
Dividends from Net Investment Income	(0.221)
Distributions from Realized Capital Gains	(0.010)
Total Distributions	(0.231)
Net Asset Value, End of Period	$27.93
Total Return[3]	12.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$74
Ratio of Total Expenses to Average Net Assets	0.48%[4,5]
Ratio of Net Investment Income to Average Net Assets	1.89%[4]
Portfolio Turnover Rate	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Investor Shares
To open and maintain an account. $3,000.
To add to an existing account. Generally $1.
Account Minimums for Admiral Shares
To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special
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eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.
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By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
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A conversion between share classes of the same fund is a nontaxable event.
Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.
Conversions From Investor Shares to Admiral Shares
Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares at any time. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption
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of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
•   Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
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•   Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or
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performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
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Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.
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•  Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.
•  Redemptions of shares to pay fund or account fees.
•   Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
•  Transfers and reregistrations of shares within the same fund.
•  Purchases of shares by asset transfer or direct rollover.
•  Conversions of shares from one share class to another in the same fund.
•  Checkwriting redemptions.
•  Section 529 college savings plans.
•  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
•  Purchases of shares with participant payroll or employer contributions or loan repayments.
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Distributions, loans, and in-service withdrawals from a plan.
•  Redemptions of shares as part of a plan termination or at the direction of the plan.
•  Transactions executed through the Vanguard Managed Account Program.
•  Redemptions of shares to pay fund or account fees.
•  Share or asset transfers or rollovers.
•  Reregistrations of shares.
•  Conversions of shares from one share class to another in the same fund.
•  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
31

Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
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Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
•  Authorization to act on the account (as the account owner or by legal documentation or other means).
•  Account registration and address.
•  Fund name and account number, if applicable.
•  Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
•  Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
•  Include the fund name and account number.
•  Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
•  Signature(s) and date from the authorized person(s).
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•  Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
•  Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
34

Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Account Service Fee
Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.
If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.
Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
35

Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting
36

redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfer, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Global ESG Select Stock Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:
•  Performance assessments and comparisons with industry benchmarks.
•  Reports from the advisor.
•  Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
37

Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
•  If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
•  If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
•  Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
38

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Additional Information
	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Global ESG Select Stock Fund
Investor Shares	6/5/2019	VanGbESGInv	2247	921908810
Admiral Shares	6/5/2019	VanGbESGAdm	547	921908794
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
39

Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
FTSE All-World Index. An index that tracks large- and mid-capitalization stocks in countries around the world, including both developed and emerging markets.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
40

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Global ESG Select Stock Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447;
Text telephone for people with hearing impairment:
800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739;
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 2247 052020

Vanguard Health Care Fund
Prospectus
May 29, 2020
Investor Shares & AdmiralTM Shares
Vanguard Health Care Fund Investor Shares (VGHCX)
Vanguard Health Care Fund Admiral Shares (VGHAX)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.30%	0.26%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses	0.32%	0.27%
Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$33	$103	$180	$406
Admiral Shares	$28	$87	$152	$343
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other health care facilities. The Fund may also consider companies engaged in medical, diagnostic, biochemical, and other research and development activities. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry. The Fund may invest up to 50% of its assets in foreign stocks.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the stocks of companies related to the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
2

•   Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
•  Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
•  Country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.
•  Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Fund. The Spliced Health Care Index reflects the performance of the S&P Health Care Index through May 31, 2010, and the MSCI ACWI Health Care Index thereafter. The MSCI ACWI Health Care Index returns are adjusted for withholding taxes. Returns for the Global Health/Biotechnology Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
3

Annual Total Returns — Vanguard Health Care Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -10.98%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	16.84%	December 31, 2019
Lowest	-11.18%	December 31, 2018
Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Health Care Fund Investor Shares
Return Before Taxes	22.93%	8.80%	14.35%
Return After Taxes on Distributions	19.52	6.54	12.33
Return After Taxes on Distributions and Sale of Fund Shares	15.63	6.56	11.59
Vanguard Health Care Fund Admiral Shares
Return Before Taxes	22.98%	8.86%	14.40%
Comparative Benchmarks
MSCI ACWI Health Care Index (reflects no deduction for fees or expenses)	22.67%	8.23%	12.13%
Spliced Health Care Index (reflects no deduction for fees or expenses)	22.67	8.23	12.40
Global Health/Biotechnology Funds Average (reflects no deduction for taxes)	27.63	7.88	13.46
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an
4

individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. She has managed the Fund since 2008.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
5

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Health Care Fund’s expense ratios would be as follows: for Investor Shares, 0.32%, or $3.20 per $1,000 of average net assets; for Admiral Shares, 0.27%, or $2.70 per $1,000 of average net assets. The average expense ratio for global health/biotechnology funds in 2019 was 1.17%, or $11.70 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund‘s policy of investing at least 80% of its assets in the stocks of companies related to the health care industry may only be changed upon 60 days‘ notice to shareholders.
Market Exposure
Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply and equipment firms, and companies that operate hospitals and other health care facilities or that provide medical support services. The Fund may also consider companies engaged in medical, diagnostic, biochemical, and other research and development activities.
The Fund is subject to industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the stocks of companies related to the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.
The Fund faces the risk that economic prospects of health care companies may fluctuate dramatically because of changes in the regulatory and competitive environments. A significant portion of health care services are funded or subsidized by the government, which means that changes in government
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policies—at the sovereign, U.S. federal, or state level—may affect the demand for health care products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against health care companies related to product liability issues, and the rapid speed at which many health care products and services become obsolete or subject to patent expirations.
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments.
Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
Most of the stocks held by the Fund are mid- and large-capitalization stocks because such stocks are among those represented in the health care industry.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund's stock holdings as of January 31, 2020, was $58.4 billion.
There is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. As a group, mid- and large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
U.S. Stocks
Historically, industry-specific mid- and large-cap stocks, such as those held by the Fund, have been more volatile than—and at times have performed quite differently from—the large-cap stocks that dominate the overall stock market. This volatility is due to several factors, including special industry risks and less certain growth and dividend prospects for smaller companies.
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Foreign Stocks
Up to 50% of the Fund’s assets may be invested in foreign securities. The ability to invest internationally expands the investment opportunities available to the Fund.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund's investments and Fund performance.
Security Selection
The investment strategy of the Fund is designed to provide returns that are broadly representative of the health care industry. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry.
In selecting stocks, Wellington Management, advisor to the Fund, uses a bottom-up approach in which stocks are chosen based on the advisor’s estimate of fundamental investment value. The advisor looks for high-quality balance sheets, able management, and new product potential that may lead to above-average growth in revenues and earnings. The advisor determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s
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assets, revenues, or net income is related to, or derived from, the health care industry. Also, a security will be sold when the advisor has determined that it has reached its expected level of price appreciation, its fundamental attractiveness has deteriorated, or an alternative investment provides more attractive risk/return characteristics.
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.
Other Investment Policies and Risks
In addition to investing in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry, the Fund may make other kinds of investments to achieve its objective.
The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to foreign currency exchange forward contracts.
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Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.
Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Methods Used to Meet Redemption Requests
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
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Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund
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shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•  Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
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The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of January 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total
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return of the Fund relative to that of the MSCI ACWI Health Care Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended January 31, 2020, the advisory fee represented an effective annual rate of 0.14% of the Fund’s average net assets before a performance-based decrease of less than 0.02%.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.
The manager primarily responsible for the day-to-day management of the Fund is:
Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. She has worked in investment management with Wellington Management since 1991, has performed securities analysis for the Fund since 1995, has managed investment portfolios since 1997, and has managed the Fund since 2008. Education: B.A., Wellesley College.
The Fund's Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
•  Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•  Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.
•  Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
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•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•  Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
•  Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
•  Provide your correct taxpayer identification number.
•  Certify that the taxpayer identification number is correct.
•  Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.
Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
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Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political
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news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Health Care Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$203.34	$215.96	$189.88	$200.67	$216.14
Investment Operations
Net Investment Income	2.506[1]	2.375[1]	2.162[1]	2.039	1.934
Net Realized and Unrealized Gain (Loss) on Investments	23.326	2.489	38.929	2.951	0.566
Total from Investment Operations	25.832	4.864	41.091	4.990	2.500
Distributions
Dividends from Net Investment Income	(2.428)	(2.323)	(2.059)	(1.854)	(2.611)
Distributions from Realized Capital Gains	(22.174)	(15.161)	(12.952)	(13.926)	(15.359)
Total Distributions	(24.602)	(17.484)	(15.011)	(15.780)	(17.970)
Net Asset Value, End of Period	$204.57	$203.34	$215.96	$189.88	$200.67
Total Return[2]	13.16%	2.76%	22.29%	2.71%	0.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,729	$8,850	$9,853	$9,636	$10,916
Ratio of Total Expenses to Average Net Assets[3]	0.32%	0.34%	0.38%	0.37%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.12%	1.02%	0.98%	0.84%
Portfolio Turnover Rate	18%	16%	11%	12%	18%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.04%, 0.04%, and 0.02%.
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Vanguard Health Care Fund Admiral Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$85.75	$91.08	$80.09	$84.64	$91.17
Investment Operations
Net Investment Income	1.097[1]	1.036[1]	0.938[1]	0.908	0.868
Net Realized and Unrealized Gain (Loss) on Investments	9.844	1.057	16.436	1.244	0.236
Total from Investment Operations	10.941	2.093	17.374	2.152	1.104
Distributions
Dividends from Net Investment Income	(1.068)	(1.027)	(0.920)	(0.828)	(1.155)
Distributions from Realized Capital Gains	(9.353)	(6.396)	(5.464)	(5.874)	(6.479)
Total Distributions	(10.421)	(7.423)	(6.384)	(6.702)	(7.634)
Net Asset Value, End of Period	$86.27	$85.75	$91.08	$80.09	$84.64
Total Return[2]	13.22%	2.81%	22.35%	2.76%	0.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,126	$37,888	$39,214	$33,715	$36,606
Ratio of Total Expenses to Average Net Assets[3]	0.27%	0.28%	0.33%	0.32%	0.31%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.18%	1.07%	1.03%	0.89%
Portfolio Turnover Rate	18%	16%	11%	12%	18%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.04%, 0.04%, and 0.02%.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Investor Shares
To open and maintain an account. $3,000.
To add to an existing account. Generally $1.
Account Minimums for Admiral Shares
To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special
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eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx).
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By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
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A conversion between share classes of the same fund is a nontaxable event.
Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.
Conversions From Investor Shares to Admiral Shares
Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares at any time. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption
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of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
•   Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
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•   Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or
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performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
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Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.
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•  Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.
•  Redemptions of shares to pay fund or account fees.
•   Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
•  Transfers and reregistrations of shares within the same fund.
•  Purchases of shares by asset transfer or direct rollover.
•  Conversions of shares from one share class to another in the same fund.
•  Checkwriting redemptions.
•  Section 529 college savings plans.
•  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
•  Purchases of shares with participant payroll or employer contributions or loan repayments.
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Distributions, loans, and in-service withdrawals from a plan.
•  Redemptions of shares as part of a plan termination or at the direction of the plan.
•  Transactions executed through the Vanguard Managed Account Program.
•  Redemptions of shares to pay fund or account fees.
•  Share or asset transfers or rollovers.
•  Reregistrations of shares.
•  Conversions of shares from one share class to another in the same fund.
•  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
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Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
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Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
•  Authorization to act on the account (as the account owner or by legal documentation or other means).
•  Account registration and address.
•  Fund name and account number, if applicable.
•  Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
•  Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
•  Include the fund name and account number.
•  Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
•  Signature(s) and date from the authorized person(s).
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•  Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
•  Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
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Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Account Service Fee
Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.
If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.
Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
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Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a
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Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Health Care Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:
•  Performance assessments and comparisons with industry benchmarks.
•  Reports from the advisor.
•  Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
•  If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
•  If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
•  Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Additional Information
	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Health Care Fund
Investor Shares	5/23/1984	HlthCare	52	921908307
Admiral Shares	11/12/2001	HlthCareAdml	552	921908885
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI Health Care Index. An index that measures the health care-related equities market performance of developed and emerging markets.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Health Care Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447;
Text telephone for people with hearing impairment:
800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739;
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 052 052020

Vanguard Health Care Fund
Prospectus
May 29, 2020
Investor Shares
Vanguard Health Care Fund Investor Shares (VGHCX)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Fund Summary	1
More on the Fund	6
The Fund and Vanguard	13
Investment Advisor	13
Taxes	15
Share Price	15
Financial Highlights	17
General Information	19
Glossary of Investment Terms	22

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.32%
Example
The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406
1

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the “Fee Table” section of the accompanying prospectus of the insurance company that offers your annuity program.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other health care facilities. The Fund may also consider companies engaged in medical, diagnostic, biochemical, and other research and development activities. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry. The Fund may invest up to 50% of its assets in foreign stocks.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•   Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the stocks of companies related to the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.
2

•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
•   Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
•  Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
•  Country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.
•  Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Fund. The Spliced Health Care Index reflects the performance of the S&P Health Care Index through May 31, 2010, and the MSCI ACWI Health Care Index thereafter. The MSCI ACWI Health Care Index returns are adjusted for withholding taxes. Returns for the Global Health/Biotechnology Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind
3

that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Health Care Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -10.98%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	16.84%	December 31, 2019
Lowest	-11.18%	December 31, 2018
Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Health Care Fund Investor Shares	22.93%	8.80%	14.35%
Comparative Benchmarks
MSCI ACWI Health Care Index (reflects no deduction for fees or expenses)	22.67%	8.23%	12.13%
Spliced Health Care Index (reflects no deduction for fees or expenses)	22.67	8.23	12.40
Global Health/Biotechnology Funds Average	27.63	7.88	13.46
4

Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. She has managed the Fund since 2008.
Tax Information
The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
5

More on the Fund
This prospectus describes the principal risks you would face as an investor in this Fund. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
This prospectus offers the Fund's Investor Shares and is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version—for investors who would like to open a personal investment account—can be obtained by visiting our website at vanguard.com or by calling Vanguard at 800-662-7447.
A Note About Investing in the Fund
The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.
The performance of the Fund‘s income annuity accounts will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
6

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund‘s policy of investing at least 80% of its assets in the stocks of companies related to the health care industry may only be changed upon 60 days‘ notice to shareholders.
Market Exposure
Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply and equipment firms, and companies that operate hospitals and other health care facilities or that provide medical support services. The Fund may also consider companies engaged in medical, diagnostic, biochemical, and other research and development activities.
The Fund is subject to industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the stocks of companies related to the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.
The Fund faces the risk that economic prospects of health care companies may fluctuate dramatically because of changes in the regulatory and competitive environments. A significant portion of health care services are funded or subsidized by the government, which means that changes in government policies—at the sovereign, U.S. federal, or state level—may affect the demand for health care products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against health care companies related to product liability issues, and the rapid speed at which many health care products and services become obsolete or subject to patent expirations.
7

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments.
Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
Most of the stocks held by the Fund are mid- and large-capitalization stocks because such stocks are among those represented in the health care industry.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund's stock holdings as of January 31, 2020, was $58.4 billion.
There is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. As a group, mid- and large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.
U.S. Stocks
Historically, industry-specific mid- and large-cap stocks, such as those held by the Fund, have been more volatile than—and at times have performed quite differently from—the large-cap stocks that dominate the overall stock market. This volatility is due to several factors, including special industry risks and less certain growth and dividend prospects for smaller companies.
Foreign Stocks
Up to 50% of the Fund’s assets may be invested in foreign securities. The ability to invest internationally expands the investment opportunities available to the Fund.
8

Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund's investments and Fund performance.
Security Selection
The investment strategy of the Fund is designed to provide returns that are broadly representative of the health care industry. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry.
In selecting stocks, Wellington Management, advisor to the Fund, uses a bottom-up approach in which stocks are chosen based on the advisor’s estimate of fundamental investment value. The advisor looks for high-quality balance sheets, able management, and new product potential that may lead to above-average growth in revenues and earnings. The advisor determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the health care industry. Also, a security will be sold when the advisor has determined that it has reached its expected level of price appreciation, its fundamental attractiveness has deteriorated, or an alternative investment provides more attractive risk/return characteristics.
9

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.
Other Investment Policies and Risks
In addition to investing in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry, the Fund may make other kinds of investments to achieve its objective.
The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to foreign currency exchange forward contracts.
10

Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.
Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference
11

between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•  Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits a contract owner or annuitant from exchanging into a fund contract for 30 calendar days after the contract owner or annuitant has exchanged out of that fund contract.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
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Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington
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Management Group LLP, a Massachusetts limited liability partnership. As of January 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the MSCI ACWI Health Care Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended January 31, 2020, the advisory fee represented an effective annual rate of 0.14% of the Fund’s average net assets before a performance-based decrease of less than 0.02%.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.
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The manager primarily responsible for the day-to-day management of the Fund is:
Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. She has worked in investment management with Wellington Management since 1991, has performed securities analysis for the Fund since 1995, has managed investment portfolios since 1997, and has managed the Fund since 2008. Education: B.A., Wellesley College.
The Fund's Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Taxes
The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing
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price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund’s NAV is used to determine the annuity’s unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Fund are net of the Fund's operating expenses, but they do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Health Care Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$203.34	$215.96	$189.88	$200.67	$216.14
Investment Operations
Net Investment Income	2.506[1]	2.375[1]	2.162[1]	2.039	1.934
Net Realized and Unrealized Gain (Loss) on Investments	23.326	2.489	38.929	2.951	0.566
Total from Investment Operations	25.832	4.864	41.091	4.990	2.500
Distributions
Dividends from Net Investment Income	(2.428)	(2.323)	(2.059)	(1.854)	(2.611)
Distributions from Realized Capital Gains	(22.174)	(15.161)	(12.952)	(13.926)	(15.359)
Total Distributions	(24.602)	(17.484)	(15.011)	(15.780)	(17.970)
Net Asset Value, End of Period	$204.57	$203.34	$215.96	$189.88	$200.67
Total Return[2]	13.16%	2.76%	22.29%	2.71%	0.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,729	$8,850	$9,853	$9,636	$10,916
Ratio of Total Expenses to Average Net Assets[3]	0.32%	0.34%	0.38%	0.37%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.12%	1.02%	0.98%	0.84%
Portfolio Turnover Rate	18%	16%	11%	12%	18%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.04%, 0.04%, and 0.02%.
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General Information
The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund‘s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders, the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator for distribution to the contract owner on the business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund‘s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
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The Fund can postpone payment of redemption proceeds beyond seven calendar days or suspend the redemption right at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
If the board of trustees determines that it would be detrimental to the best interests of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most instances, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund‘s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
When insurance companies establish omnibus accounts in the Fund for the benefit of their clients, we cannot monitor the trading activity of the individual clients. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious activity, we will seek the assistance of the insurance company to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of Fund shares by an insurance company, including for the benefit of certain of the insurance company’s clients. Also, insurance companies may apply frequent-trading policies that differ from one another.
Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
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Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI Health Care Index. An index that measures the health care-related equities market performance of developed and emerging markets.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Health Care Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 052A 052020

Vanguard Real Estate Index Fund
Prospectus
May 29, 2020
Investor Shares & Admiral™ Shares
Vanguard Real Estate Index Fund Investor Shares (VGSIX)
Vanguard Real Estate Index Fund Admiral Shares (VGSLX)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.
This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents

Fund Summary
Investment Objective
The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)
	Admiral Shares	Investor Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Admiral Shares	Investor Shares
Management Fees	0.11%	0.24%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.02%
Total Annual Fund Operating Expenses	0.12%	0.26%

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Admiral Shares	$12	$39	$68	$154
Investor Shares	$27	$84	$146	$331
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index, an index that is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, as classified under the Global Industry Classification Standard (GICS). The GICS real estate sector is composed of equity real estate investment trusts (known as REITs), which include specialized REITs, and real estate management and development companies.
The Fund attempts to track the Index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary (the underlying fund), which is itself a registered investment company—in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may invest a portion of its assets in the underlying fund.

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.
•   Asset concentration risk, which is the chance that, because the Fund's target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
•  Interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.
•  Investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.
•  Nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the eligibility requirements for the Fund's Admiral Shares were recently changed, annual total returns for the Fund's Admiral Shares are relevant for most investors. Accordingly, the information presented in the bar chart reflects the performance of the Fund's Admiral Shares.The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and comparative indexes, which have investment characteristics similar to those of the Fund. Effective July 24, 2018, the Fund began tracking the MSCI US Investable Market Real Estate 25/50 Index as its target index. The inception date for the MSCI US Investable Market Real Estate 25/50 Index was September 1, 2016. Index returns are not provided prior to that date. The Fund‘s board of trustees believes that the new index is more closely aligned with the Fund‘s new investment objective. The Real Estate Spliced Index reflects the performance of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; the MSCI US REIT Index through February 1, 2018; the MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; and the MSCI US Investable Market Real Estate 25/50 Index thereafter.Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Real Estate Index Fund Admiral Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -24.10%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	17.28%	March 31, 2019
Lowest	-14.55%	September 30, 2011

Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Real Estate Index Fund Admiral Shares
Return Before Taxes	28.94%	7.17%	11.97%
Return After Taxes on Distributions	27.57	5.84	10.69
Return After Taxes on Distributions and Sale of Fund Shares	17.10	4.95	9.24
Vanguard Real Estate Index Fund Investor Shares
Return Before Taxes	28.78%	7.02%	11.82%
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI US REIT Index	25.84%	7.03%	11.93%
Real Estate Spliced Index	29.03	7.27	12.06
MSCI US Investable Market Real Estate 25/50 Index	29.03	—	—
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table.When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations.Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class.After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.
Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since its inception in 1996 (co-managed since 2016).
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain or may constitute non-taxable return of capital. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Investing in Index Funds
What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.
The index sponsor determines the securities to include in the index and the weighting of each security in the index. Under normal circumstances, the index sponsor will rebalance an index on a regular schedule. An index sponsor may carry out additional ad hoc index rebalances, delay or cancel a scheduled rebalance. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor’s errors will generally be borne by the index fund and its shareholders.
An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund’s ability to adjust its exposure to the required levels in order to track the index.
Index funds typically have the following characteristics:
•  Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.
•  Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
•  Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund's Investor Shares and Admiral Shares. Another prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.
All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.
A Similar but Different Fund
The Fund offered by this prospectus should not be confused with Vanguard Real Estate II Index Fund, a separate Vanguard fund that also seeks to track the performance of the MSCI US Investable Market Real Estate 25/50 Index and is anticipated to be the underlying fund in which this fund invests. Both funds seek to replicate the stocks that make up the target index. This index replication strategy, combined with differences in the funds’ respective cash flows and expenses, is expected to produce slightly different investment returns by the funds. To obtain a prospectus for Vanguard Real Estate II Index Fund, institutional investors may call Vanguard’s Institutional Division at 888-809-8102 or may call their relationship managers directly.

Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Real Estate Index Fund’s expense ratios would be as follows: for Investor Shares, 0.26%, or $2.60 per $1,000 of average net assets; for Admiral Shares, 0.12%, or $1.20 per $1,000 of average net assets. The average expense ratio for real estate funds in 2019 was 1.19%, or $11.90 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.
Market Exposure
The Fund invests in stocks of publicly traded equity real estate investment trusts and other real estate-related investments.

Plain Talk About REITs
Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on several factors, such as the company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

The Fund is subject to investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks— will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. Securities in the MSCI US Investable Market Real Estate 25/50 Index have differing levels of capitalization.The asset-weighted median market capitalization of the Fund's stock holdings as of January 31, 2020, was $18.5 billion.
Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income, which can reduce the impact of this volatility. However, the Fund is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified, multisector portfolio.
Plain Talk About Types of REITs
An equity REIT generally owns properties directly. Equity REITs typically generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (i.e., the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs and other real estate-related investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.
The Fund is subject to interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.
In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.
The Fund is subject to industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.
Because of its emphasis on REIT stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, the economic health of the nation as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT’s performance. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer’s operations and market value in periods of rising interest rates.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of a Fund’s investments and Fund performance.
Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.
The Fund attempts to hold each stock contained in the MSCI US Investable Market Real Estate 25/50 Index either directly or indirectly through the underlying fund in roughly the same proportion as represented in the Index itself. For example, if 5% of the MSCI US Investable Market Real Estate 25/50 Index were made up of the stock of a specific REIT, the Fund would seek to invest approximately the same percentage of its assets in that stock.
The MSCI US Investable Market Real Estate 25/50 Index is a float-adjusted market-capitalization-weighted index. It is made up of the stocks of publicly traded equity REITs and other real estate-related investments that meet certain criteria. For example, to be included initially in the Index, a REIT must meet a minimum market capitalization threshold and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.

As of January 31, 2020, 181 equity REITs were included in the Index. On a quarterly basis, the Index is rebalanced and its current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status.
The Fund is subject to nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or a group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.
Stocks in the MSCI US Investable Market Real Estate 25/50 Index represent a broadly diversified range of property types. The makeup of the Fund, as of January 31, 2020, was:
Fund Allocation by REIT Type	Percentage of Fund
Specialized	33.5%
Residential	15.0
Retail	11.3
Health Care	9.8
Office	9.5
Industrial	8.6
Diversified	4.9
Hotel & Resort	3.7
Real Estate Services	2.9
Real Estate Development	0.4
Real Estate Operating Companies	0.2
Diversified Real Estate Activities	0.2
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
The Fund is subject to REIT ownership limitation risk, which is the chance that the Fund may be unable to purchase (or otherwise obtain economic exposure, including through investing in the underlying fund, to) the desired amounts of certain REITs included in its target index.

The Fund has significant ownership positions in many REITs included in its target index. For tax and other reasons, a REIT imposes limits on how much of its securities investors may own. If an ownership limit is reached, Vanguard may seek to obtain an ownership waiver from the REIT to exceed the limit. If the Fund is unable to obtain a waiver or an existing waiver is terminated, then the Fund may seek to obtain economic exposure to the REIT through alternative means, such as through a total return swap, which may be more costly than owning REIT shares directly. If the Fund is unable to obtain either an ownership waiver or economic exposure to the REIT through alternative means, the Fund may experience increased tracking error. In addition, to maintain its qualification as a regulated investment company for tax purposes, the Fund may be unable to obtain additional economic exposure to certain REITs, which may increase tracking error. Additional measures could be taken in the future in response to REIT ownership limits, including changing the Fund’s investment strategy, limiting additional purchases into the Fund, or any other appropriate action.
The Fund may invest a portion of its assets in the underlying fund. The underlying fund will also employ an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index. The underlying fund’s investments are subject to the same risks as if they were held directly by the Fund. Because the strategy of the underlying fund will be substantially similar to that of the Fund, the principal risks of the Fund’s investment in the underlying fund will not be materially different from the risks associated with the Fund’s other investments. However, the Fund’s investment in the underlying fund is subject to the ongoing existence of the underlying fund and the underlying fund’s ability to provide economic exposure to REITs included in the Fund’s target index.
If the Fund is unable to invest directly or through the underlying fund or to obtain exposure to REITs through alternative means, then the Fund may be unable to own the desired amount of certain REITs, which may increase tracking error.
The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.
In addition to investing in common stocks of REITs and other real estate-related investments, the Fund may make other kinds of investments to achieve its objective.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:
•  Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
•  Obtain economic exposure to a stock, a basket of stocks, or an index when deemed desirable or necessary.
•  Add value when these instruments are attractively priced.
The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The Fund's use of a derivative subjects it to the risk of nonperformance by the counterparty, potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract. The Fund attempts to mitigate this risk by requiring the posting of collateral by its counterparty.
The Fund's derivative investments may include total return swaps or other derivatives.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.
Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings, including by making requests for redemptions from the underlying fund, to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•  Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.

Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
To the extent that the Fund’s assets are invested in another Vanguard fund, including a wholly owned subsidiary, such assets will be excluded when allocating to the Fund its share of the costs of Vanguard’s operations.
Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity
Index Group. As of January 31, 2020, Vanguard served as advisor for approximately $5 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended January 31, 2020, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.
The managers primarily responsible for the day-to-day management of the Fund are:
Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.
Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has managed the Fund since its inception in 1996 (co-managed since 2016). Education: B.S., Villanova University.

The Fund's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
Each March, June, September, and December, the Fund pays out to shareholders virtually all of the distributions it receives from its investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains or return of capital in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

Plain Talk About Return of Capital
The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.

Basic Tax Points
Vanguard (or your intermediary) expects to send you a statement each February showing the tax status of all of your distributions. (Other Vanguard funds mail their tax statements in January; the Fund mails its statements later because REITs do not provide information on the taxability of their distributions until after the calendar year-end.) In addition, investors in taxable accounts should be aware of the following basic federal income tax points:
•  Distributions (other than any return of capital) are taxable to you whether or not you reinvest these amounts in additional Fund shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•  Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund. Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for qualified dividend income treatment.
•  Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•  Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for the corporate dividends-received deduction.
•  Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
•  Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
•  Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
•  Provide your correct taxpayer identification number.
•  Certify that the taxpayer identification number is correct.
•  Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.
Invalid addresses. If a distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Real Estate Index Fund Admiral Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$118.14	$112.63	$116.83	$109.19	$122.58
Investment Operations
Net Investment Income	3.315[1]	3.507[1]	3.538[1]	3.306	3.142
Net Realized and Unrealized Gain (Loss) on Investments	16.121	7.008	(2.761)	9.966	(12.105)
Total from Investment Operations	19.436	10.515	0.777	13.272	(8.963)
Distributions
Dividends from Net Investment Income	(3.350)	(3.751)	(3.483)	(3.333)	(3.076)
Distributions from Realized Capital Gains	—	—	(0.048)	(0.798)	—
Return of Capital	(1.106)	(1.254)	(1.447)	(1.501)	(1.351)
Total Distributions	(4.456)	(5.005)	(4.978)	(5.632)	(4.427)
Net Asset Value, End of Period	$133.12	$118.14	$112.63	$116.83	$109.19
Total Return[2]	16.73%	9.69%	0.58%	12.23%	–7.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,274	$18,223	$17,757	$18,337	$15,029
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.60%	3.16%	3.01%	2.74%	2.80%
Portfolio Turnover Rate[3]	6%	24%	6%	7%	11%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Vanguard Real Estate Index Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.69	$26.40	$27.38	$25.59	$28.73
Investment Operations
Net Investment Income	0.719[1]	0.787[1]	0.761[1]	0.746	0.711
Net Realized and Unrealized Gain (Loss) on Investments	3.801	1.639	(0.614)	2.324	(2.851)
Total from Investment Operations	4.520	2.426	0.147	3.070	(2.140)
Distributions
Dividends from Net Investment Income	(0.752)	(0.851)	(0.788)	(0.752)	(0.695)
Distributions from Realized Capital Gains	—	—	(0.011)	(0.187)	—
Return of Capital	(0.248)	(0.285)	(0.328)	(0.341)	(0.305)
Total Distributions	(1.000)	(1.136)	(1.127)	(1.280)	(1.000)
Net Asset Value, End of Period	$31.21	$27.69	$26.40	$27.38	$25.59
Total Return[2]	16.59%	9.53%	0.45%	12.07%	–7.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$243	$1,871	$2,143	$2,603	$2,621
Ratio of Total Expenses to Average Net Assets	0.26%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.48%	3.02%	2.87%	2.60%	2.66%
Portfolio Turnover Rate[3]	6%	24%	6%	7%	11%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Investor Shares
Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard.

Account Minimums for Admiral Shares
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.
Conversions to Institutional Shares
You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.
Conversions to ETF Shares
Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.
Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Mandatory Conversions to Another Share Class
If an account no longer meets the balance requirements for a share class Vanguard may automatically convert the shares in the account to another share class. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
•   Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
•   Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.
•  Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.
•  Redemptions of shares to pay fund or account fees.
•  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
•  Transfers and reregistrations of shares within the same fund.
•  Purchases of shares by asset transfer or direct rollover.
•  Conversions of shares from one share class to another in the same fund.

•  Checkwriting redemptions.
•  Section 529 college savings plans.
•  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
•  Purchases of shares with participant payroll or employer contributions or loan repayments.
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Distributions, loans, and in-service withdrawals from a plan.
•  Redemptions of shares as part of a plan termination or at the direction of the plan.
•  Transactions executed through the Vanguard Managed Account Program.
•  Redemptions of shares to pay fund or account fees.
•  Share or asset transfers or rollovers.
•  Reregistrations of shares.
•  Conversions of shares from one share class to another in the same fund.
•  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
•  Authorization to act on the account (as the account owner or by legal documentation or other means).
•  Account registration and address.
•  Fund name and account number, if applicable.
•  Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
•  Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
•  Include the fund name and account number.
•  Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
•  Signature(s) and date from the authorized person(s).
•  Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
•  Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Account Service Fee
Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.
If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.
Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Real Estate Index Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:
•  Performance assessments and comparisons with industry benchmarks.
•  Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
•  If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•  If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
•  Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Additional Information
	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Real Estate Index Fund
Investor Shares	5/13/1996	RealEIxInv	123	921908703
Admiral Shares	11/12/2001	RealEIxAdm	5123	921908877
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.
Distributions. Payments to mutual fund shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Liquidity. The degree of a security’s marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
MSCI US REIT Index. An index that is composed of stocks of publicly traded equity real estate investment trusts (known as REITs).
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Tracking Error. A measure of the difference between the performance of a fund or portfolio and that of its benchmark index.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Wholly Owned Subsidiary. A company of which 95% or more of the outstanding voting securities are owned by another company, as defined by the Investment Company Act of 1940.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Real Estate Index Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447;
Text telephone for people with hearing impairment:
800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739;
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 123 052020

Vanguard Real Estate Index Fund
Prospectus
May 29, 2020
Institutional Shares
Vanguard Real Estate Index Fund Institutional Shares (VGSNX)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.
This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents

Fund Summary
Investment Objective
The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.10%
Example
The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index, an index that is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, as classified under the Global Industry Classification Standard (GICS). The GICS real estate sector is composed of equity real estate investment trusts (known as REITs), which include specialized REITs, and real estate management and development companies.
The Fund attempts to track the Index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary (the underlying fund), which is itself a registered investment company—in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may invest a portion of its assets in the underlying fund.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.
2

•   Asset concentration risk, which is the chance that, because the Fund's target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
•  Interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.
•  Investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.
•  Nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index and comparative indexes, which have investment characteristics similar to those of the Fund. Effective July 24, 2018, the Fund began tracking the MSCI US Investable Market Real Estate 25/50 Index as its target index. The inception date for the MSCI US Investable Market Real Estate 25/50 Index was September 1, 2016. Index returns are not provided prior to that date. The Fund‘s board of trustees believes that the new index is more closely aligned with the Fund‘s new investment objective. The Real Estate Spliced Index reflects the performance of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; the MSCI US REIT Index through February 1, 2018; the MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; and the MSCI US Investable Market Real Estate 25/50 Index thereafter.Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
3

Annual Total Returns — Vanguard Real Estate Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -24.10%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	17.28%	March 31, 2019
Lowest	-14.49%	September 30, 2011
Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Real Estate Index Fund Institutional Shares
Return Before Taxes	29.02%	7.20%	12.01%
Return After Taxes on Distributions	27.64	5.86	10.71
Return After Taxes on Distributions and Sale of Fund Shares	17.15	4.97	9.26
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI US REIT Index	25.84%	7.03%	11.93%
Real Estate Spliced Index	29.03	7.27	12.06
MSCI US Investable Market Real Estate 25/50 Index	29.03	—	—
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table.When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations.Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
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Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.
Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since its inception in 1996 (co-managed since 2016).
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain or return of capital. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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Investing in Index Funds
What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.
The index sponsor determines the securities to include in the index and the weighting of each security in the index. Under normal circumstances, the index sponsor will rebalance an index on a regular schedule. An index sponsor may carry out additional ad hoc index rebalances, delay or cancel a scheduled rebalance. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor’s errors will generally be borne by the index fund and its shareholders.
An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund’s ability to adjust its exposure to the required levels in order to track the index.
Index funds typically have the following characteristics:
•  Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.
•  Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
•  Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers the Fund's Admiral™ Shares, which generally have an investment minimum of $3,000, and Investor Shares, which are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.
All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.
A Similar but Different Fund
The Fund offered by this prospectus should not be confused with Vanguard Real Estate II Index Fund, a separate Vanguard fund that also seeks to track the performance of the MSCI US Investable Market Real Estate 25/50 Index and is anticipated to be the underlying fund in which this fund invests. Both funds seek to replicate the stocks that make up the target index. This index replication strategy, combined with differences in the funds’ respective cash flows and expenses, is expected to produce slightly different investment returns by the funds. To obtain a prospectus for Vanguard Real Estate II Index Fund, institutional investors may call Vanguard’s Institutional Division at 888-809-8102 or may call their relationship managers directly.
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Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Real Estate Index Fund Institutional Shares’ expense ratio would be 0.10%, or $1.00 per $1,000 of average net assets. The average expense ratio for real estate funds in 2019 was 1.19%, or $11.90 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.
Market Exposure
The Fund invests in stocks of publicly traded equity real estate investment trusts and other real estate-related investments.
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Plain Talk About REITs
Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on several factors, such as the company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

The Fund is subject to investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. Securities in the MSCI US Investable Market Real Estate 25/50 Index have differing levels of capitalization.The asset-weighted median market capitalization of the Fund's stock holdings as of January 31, 2020, was $18.5 billion.
Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income, which can reduce the impact of this volatility. However, the Fund is subject to
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additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified, multisector portfolio.
Plain Talk About Types of REITs
An equity REIT generally owns properties directly. Equity REITs typically generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (i.e., the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs and other real estate-related investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.
The Fund is subject to interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.
In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.
The Fund is subject to industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.
Because of its emphasis on REIT stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, the economic health of the nation as well as different
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regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT’s performance. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer’s operations and market value in periods of rising interest rates.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of a Fund’s investments and Fund performance.
Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.
The Fund attempts to hold each stock contained in the MSCI US Investable Market Real Estate 25/50 Index either directly or indirectly through the underlying fund in roughly the same proportion as represented in the Index itself. For example, if 5% of the MSCI US Investable Market Real Estate 25/50 Index were made up of the stock of a specific REIT, the Fund would seek to invest approximately the same percentage of its assets in that stock.
The MSCI US Investable Market Real Estate 25/50 Index is a float-adjusted market-capitalization-weighted index. It is made up of the stocks of publicly traded equity REITs and other real estate-related investments that meet certain criteria. For example, to be included initially in the Index, a REIT must meet a minimum market capitalization threshold and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.
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As of January 31, 2020, 181 equity REITs were included in the Index. On a quarterly basis, the Index is rebalanced and its current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status.
The Fund is subject to nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or a group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.
Stocks in the MSCI US Investable Market Real Estate 25/50 Index represent a broadly diversified range of property types. The makeup of the Fund, as of January 31, 2020, was:
Fund Allocation by REIT Type	Percentage of Fund
Specialized	33.5%
Residential	15.0
Retail	11.3
Health Care	9.8
Office	9.5
Industrial	8.6
Diversified	4.9
Hotel & Resort	3.7
Real Estate Services	2.9
Real Estate Development	0.4
Real Estate Operating Companies	0.2
Diversified Real Estate Activities	0.2
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
The Fund is subject to REIT ownership limitation risk, which is the chance that the Fund may be unable to purchase (or otherwise obtain economic exposure, including through investing in the underlying fund, to) the desired amounts of certain REITs included in its target index.
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The Fund has significant ownership positions in many REITs included in its target index. For tax and other reasons, a REIT imposes limits on how much of its securities investors may own. If an ownership limit is reached, Vanguard may seek to obtain an ownership waiver from the REIT to exceed the limit. If the Fund is unable to obtain a waiver or an existing waiver is terminated, then the Fund may seek to obtain economic exposure to the REIT through alternative means, such as through a total return swap, which may be more costly than owning REIT shares directly. If the Fund is unable to obtain either an ownership waiver or economic exposure to the REIT through alternative means, the Fund may experience increased tracking error. In addition, to maintain its qualification as a regulated investment company for tax purposes, the Fund may be unable to obtain additional economic exposure to certain REITs, which may increase tracking error. Additional measures could be taken in the future in response to REIT ownership limits, including changing the Fund’s investment strategy, limiting additional purchases into the Fund, or any other appropriate action.
The Fund may invest a portion of its assets in the underlying fund. The underlying fund will also employ an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index. The underlying fund’s investments are subject to the same risks as if they were held directly by the Fund. Because the strategy of the underlying fund will be substantially similar to that of the Fund, the principal risks of the Fund’s investment in the underlying fund will not be materially different from the risks associated with the Fund’s other investments. However, the Fund’s investment in the underlying fund is subject to the ongoing existence of the underlying fund and the underlying fund’s ability to provide economic exposure to REITs included in the Fund’s target index.
If the Fund is unable to invest directly or through the underlying fund or to obtain exposure to REITs through alternative means, then the Fund may be unable to own the desired amount of certain REITs, which may increase tracking error.
The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.
In addition to investing in common stocks of REITs and other real estate-related investments, the Fund may make other kinds of investments to achieve its objective.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may invest in derivatives only if the expected risks and rewards of the derivatives
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are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:
•  Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
•  Obtain economic exposure to a stock, a basket of stocks, or an index when deemed desirable or necessary.
•  Add value when these instruments are attractively priced.
The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The Fund's use of a derivative subjects it to the risk of nonperformance by the counterparty, potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract. The Fund attempts to mitigate this risk by requiring the posting of collateral by its counterparty.
The Fund's derivative investments may include total return swaps or other derivatives.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.
Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
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Methods Used to Meet Redemption Requests
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings, including by making requests for redemptions from the underlying fund, to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and
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selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
•  Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
•  Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
•  Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
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Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
To the extent that the Fund’s assets are invested in another Vanguard fund, including a wholly owned subsidiary, such assets will be excluded when allocating to the Fund its share of the costs of Vanguard’s operations.
Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
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Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of January 31, 2020, Vanguard served as advisor for approximately $5 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended January 31, 2020, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.
The managers primarily responsible for the day-to-day management of the Fund are:
Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.
Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has managed the Fund since its inception in 1996 (co-managed since 2016). Education: B.S., Villanova University.
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The Fund's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
Each March, June, September, and December, the Fund pays out to shareholders virtually all of the distributions it receives from its investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains or return of capital in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

Plain Talk About Return of Capital
The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.
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Basic Tax Points
Vanguard (or your intermediary) expects to send you a statement each February showing the tax status of all of your distributions. (Other Vanguard funds mail their tax statements in January; the Fund mails its statements later because REITs do not provide information on the taxability of their distributions until after the calendar year-end.) In addition, investors in taxable accounts should be aware of the following basic federal income tax points:
•  Distributions (other than any return of capital) are taxable to you whether or not you reinvest these amounts in additional Fund shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•  Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund. Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for qualified dividend income treatment.
•  Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•  Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for the corporate dividends-received deduction.
•  Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
•  Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
•  Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
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Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
•  Provide your correct taxpayer identification number.
•  Certify that the taxpayer identification number is correct.
•  Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
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Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.
Invalid addresses. If a distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
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The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Real Estate Index Fund Institutional Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.28	$17.43	$18.08	$16.90	$18.97
Investment Operations
Net Investment Income	0.518[1]	0.543[1]	0.568[1]	0.515	0.489
Net Realized and Unrealized Gain (Loss) on Investments	2.496	1.085	(0.444)	1.540	(1.870)
Total from Investment Operations	3.014	1.628	0.124	2.055	(1.381)
Distributions
Dividends from Net Investment Income	(0.522)	(0.583)	(0.542)	(0.519)	(0.479)
Distributions from Realized Capital Gains	—	—	(0.007)	(0.123)	—
Return of Capital	(0.172)	(0.195)	(0.225)	(0.233)	(0.210)
Total Distributions	(0.694)	(0.778)	(0.774)	(0.875)	(0.689)
Net Asset Value, End of Period	$20.60	$18.28	$17.43	$18.08	$16.90
Total Return	16.77%	9.70%	0.60%	12.23%	–7.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,027	$8,206	$8,176	$7,799	$6,785
Ratio of Total Expenses to Average Net Assets	0.10%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.63%	3.18%	3.03%	2.76%	2.82%
Portfolio Turnover Rate[2]	6%	24%	6%	7%	11%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Institutional Shares
To open and maintain an account. $5 million. If you request when you open a new account but the investment amount does not meet the account minimum for Institutional Shares, your investment will be placed in another share class of the Fund, as appropriate. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
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Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same fund. This aggregation policy does not apply to financial intermediaries.
Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
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By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—3123).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
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If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
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Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.
Conversions to Institutional Shares
You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.
Conversions to ETF Shares
Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
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ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.
Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Mandatory Conversions to Another Share Class
If an account no longer meets the balance requirements for a share class Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by
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electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.
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For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
•   Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
•   Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
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If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional
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documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other
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than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.
•  Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.
•  Redemptions of shares to pay fund or account fees.
•   Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
•  Transfers and reregistrations of shares within the same fund.
•  Purchases of shares by asset transfer or direct rollover.
•  Conversions of shares from one share class to another in the same fund.
•  Checkwriting redemptions.
•  Section 529 college savings plans.
•  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
•  Purchases of shares with participant payroll or employer contributions or loan repayments.
•  Purchases of shares with reinvested dividend or capital gains distributions.
•  Distributions, loans, and in-service withdrawals from a plan.
•  Redemptions of shares as part of a plan termination or at the direction of the plan.
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•  Transactions executed through the Vanguard Managed Account Program.
•  Redemptions of shares to pay fund or account fees.
•  Share or asset transfers or rollovers.
•  Reregistrations of shares.
•  Conversions of shares from one share class to another in the same fund.
•  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
36

Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
•  Authorization to act on the account (as the account owner or by legal documentation or other means).
•  Account registration and address.
•  Fund name and account number, if applicable.
•  Other information relating to the caller, the account owner, or the account.
37

Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
•  Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
•  Include the fund name and account number.
•  Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
•  Signature(s) and date from the authorized person(s).
•  Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
•  Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
38

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to convert an investor's Institutional Shares to another share class, as appropriate, if the fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee
39

charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
40

Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Real Estate Index Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:
•  Performance assessments and comparisons with industry benchmarks.
•  Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
•  If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
41

•  If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
•  Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
42

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Additional Information
	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Real Estate Index Fund
Institutional Shares	12/2/2003 (Investor Shares 5/13/1996)	RealEIxIns	3123	921908869
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
44

Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.
Distributions. Payments to mutual fund shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Liquidity. The degree of a security’s marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).
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Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
MSCI US REIT Index. An index that is composed of stocks of publicly traded equity real estate investment trusts (known as REITs).
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Tracking Error. A measure of the difference between the performance of a fund or portfolio and that of its benchmark index.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Wholly Owned Subsidiary. A company of which 95% or more of the outstanding voting securities are owned by another company, as defined by the Investment Company Act of 1940.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Real Estate Index Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447;
Text telephone for people with hearing impairment:
800-749-7273
If you are a client of Vanguard’s Institutional Division:
Telephone: 888-809-8102; Text telephone for people
with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739;
Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
I 3123 052020

Vanguard Real Estate ETF
Prospectus
May 29, 2020
Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard Real Estate Index Fund ETF Shares (VNQ)
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.
This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2020.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
ETF Summary	1
Investing in Vanguard ETF® Shares	7
Investing in Index Funds	9
More on the Fund and ETF Shares	10
The Fund and Vanguard	22
Investment Advisor	23
Dividends, Capital Gains, and Taxes	24
Share Price and Market Price	26
Additional Information	28
Financial Highlights	29
Glossary of Investment Terms	31

ETF Summary
Investment Objective
The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard (Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard (Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.11%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.12%
Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154
1

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index, an index that is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, as classified under the Global Industry Classification Standard (GICS). The GICS real estate sector is composed of equity real estate investment trusts (known as REITs), which include specialized REITs, and real estate management and development companies.
The Fund attempts to track the Index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary (the underlying fund), which is itself a registered investment company—in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may invest a portion of its assets in the underlying fund.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
•  Industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.
•  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks
2

of a limited number of companies, which could cause the Fund to underperform the overall stock market.
•   Asset concentration risk, which is the chance that, because the Fund's target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
•  Interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.
•  Investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.
•  Nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.
Because ETF Shares are traded on an exchange, they are subject to additional risks:
•  The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
•  Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.
•  Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
3

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index and comparative indexes, which have investment characteristics similar to those of the Fund. Effective July 24, 2018, the Fund began tracking the MSCI US Investable Market Real Estate 25/50 Index as its target index. The inception date for the MSCI US Investable Market Real Estate 25/50 Index was September 1, 2016. Index returns are not provided prior to that date. The Fund‘s board of trustees believes that the new index is more closely aligned with the Fund‘s new investment objective. The Real Estate Spliced Index reflects the performance of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; the MSCI US REIT Index through February 1, 2018; the MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; and the MSCI US Investable Market Real Estate 25/50 Index thereafter.Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Real Estate Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2020, was -24.11%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	17.29%	March 31, 2019
Lowest	-14.55%	September 30, 2011
4

Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Vanguard Real Estate Index Fund ETF Shares
Based on NAV
Return Before Taxes	28.91%	7.17%	11.97%
Return After Taxes on Distributions	27.55	5.83	10.68
Return After Taxes on Distributions and Sale of Fund Shares	17.09	4.95	9.24
Based on Market Price
Return Before Taxes	28.89	7.16	11.95
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI US REIT Index	25.84%	7.03%	11.93%
Real Estate Spliced Index	29.03	7.27	12.06
MSCI US Investable Market Real Estate 25/50 Index	29.03	—	—
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table.When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations.Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.
Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since its inception in 1996 (co-managed since 2016).
Purchase and Sale of Fund Shares
You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you
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a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain return of capital. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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Investing in Vanguard ETF® Shares
What Are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard Real Estate ETF, a class of shares issued by Vanguard Real Estate Index Fund. In addition to ETF Shares, the Fund offers three conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.
How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?
Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).
An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund’s portfolio holdings, and other factors.
The market price of a fund's ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.
How Do I Buy and Sell Vanguard ETF Shares?
ETF Shares of the Fund are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe
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market disruption, the bid-ask spread and premiums/discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.
Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
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Investing in Index Funds
What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.
The index sponsor determines the securities to include in the index and the weighting of each security in the index. Under normal circumstances, the index sponsor will rebalance an index on a regular schedule. An index sponsor may carry out additional ad hoc index rebalances, delay or cancel a scheduled rebalance. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor’s errors will generally be borne by the index fund and its shareholders.
An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund’s ability to adjust its exposure to the required levels in order to track the index.
Index funds typically have the following characteristics:
•  Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.
•  Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
•  Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.
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More on the Fund and ETF Shares
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
This prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund's Admiral™ Shares, which generally have investment minimums of $3,000, and Investor Shares, which are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. In addition, another prospectus offers the Fund‘s Institutional Shares, which are generally for investors who invest a minimum of $5 million.
All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.
A Similar but Different Fund
The Fund offered by this prospectus should not be confused with Vanguard Real Estate II Index Fund, a separate Vanguard fund that also seeks to track the performance of the MSCI US Investable Market Real Estate 25/50 Index and is anticipated to be the underlying fund in which this fund invests. Both funds seek to replicate the stocks that make up the target index. This index replication strategy, combined with differences in the funds’ respective cash flows and expenses, is expected to produce slightly different investment returns by the funds. To obtain a prospectus for Vanguard Real Estate II Index Fund, institutional investors may call Vanguard’s Institutional Division at 888-809-8102 or may call their relationship managers directly.
A Note to Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual
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investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.
Plain Talk About Fund Expenses
All funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Real Estate Index Fund ETF Shares’ expense ratio would be 0.12%, or $1.20 per $1,000 of average net assets. The average expense ratio for real estate funds in 2019 was 1.19%, or $11.90 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.
The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Fund invests in stocks of publicly traded equity real estate investment trusts and other real estate-related investments.
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Plain Talk About REITs
Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on several factors, such as the company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

The Fund is subject to investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks— will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. Securities in the MSCI US Investable Market Real Estate 25/50 Index have differing levels of capitalization.The asset-weighted median market capitalization of the Fund's stock holdings as of January 31, 2020, was $18.5 billion.
Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income, which can reduce the impact of this volatility. However, the Fund is subject to
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additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified, multisector portfolio.
Plain Talk About Types of REITs
An equity REIT generally owns properties directly. Equity REITs typically generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (i.e., the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs and other real estate-related investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.
The Fund is subject to interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.
In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.
The Fund is subject to industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.
Because of its emphasis on REIT stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, the economic health of the nation as well as different
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regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT’s performance. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer’s operations and market value in periods of rising interest rates.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of a Fund’s investments and Fund performance.
Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.
The Fund attempts to hold each stock contained in the MSCI US Investable Market Real Estate 25/50 Index either directly or indirectly through the underlying fund in roughly the same proportion as represented in the Index itself. For example, if 5% of the MSCI US Investable Market Real Estate 25/50 Index were made up of the stock of a specific REIT, the Fund would seek to invest approximately the same percentage of its assets in that stock.
The MSCI US Investable Market Real Estate 25/50 Index is a float-adjusted market-capitalization-weighted index. It is made up of the stocks of publicly traded equity REITs and other real estate-related investments that meet certain criteria. For example, to be included initially in the Index, a REIT must meet a minimum market capitalization threshold and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.
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As of January 31, 2020, 181 equity REITs were included in the Index. On a quarterly basis, the Index is rebalanced and its current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status.
The Fund is subject to nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or a group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.
Stocks in the MSCI US Investable Market Real Estate 25/50 Index represent a broadly diversified range of property types. The makeup of the Fund, as of January 31, 2020, was:
Fund Allocation by REIT Type	Percentage of Fund
Specialized	33.5%
Residential	15.0
Retail	11.3
Health Care	9.8
Office	9.5
Industrial	8.6
Diversified	4.9
Hotel & Resort	3.7
Real Estate Services	2.9
Real Estate Development	0.4
Real Estate Operating Companies	0.2
Diversified Real Estate Activities	0.2
Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
The Fund is subject to REIT ownership limitation risk, which is the chance that the Fund may be unable to purchase (or otherwise obtain economic exposure, including through investing in the underlying fund, to) the desired amounts of certain REITs included in its target index.
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The Fund has significant ownership positions in many REITs included in its target index. For tax and other reasons, a REIT imposes limits on how much of its securities investors may own. If an ownership limit is reached, Vanguard may seek to obtain an ownership waiver from the REIT to exceed the limit. If the Fund is unable to obtain a waiver or an existing waiver is terminated, then the Fund may seek to obtain economic exposure to the REIT through alternative means, such as through a total return swap, which may be more costly than owning REIT shares directly. If the Fund is unable to obtain either an ownership waiver or economic exposure to the REIT through alternative means, the Fund may experience increased tracking error. In addition, to maintain its qualification as a regulated investment company for tax purposes, the Fund may be unable to obtain additional economic exposure to certain REITs, which may increase tracking error. Additional measures could be taken in the future in response to REIT ownership limits, including changing the Fund’s investment strategy, limiting additional purchases into the Fund, or any other appropriate action.
The Fund may invest a portion of its assets in the underlying fund. The underlying fund will also employ an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index. The underlying fund’s investments are subject to the same risks as if they were held directly by the Fund. Because the strategy of the underlying fund will be substantially similar to that of the Fund, the principal risks of the Fund’s investment in the underlying fund will not be materially different from the risks associated with the Fund’s other investments. However, the Fund’s investment in the underlying fund is subject to the ongoing existence of the underlying fund and the underlying fund’s ability to provide economic exposure to REITs included in the Fund’s target index.
If the Fund is unable to invest directly or through the underlying fund or to obtain exposure to REITs through alternative means, then the Fund may be unable to own the desired amount of certain REITs, which may increase tracking error.
The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.
In addition to investing in common stocks of REITs and other real estate-related investments, the Fund may make other kinds of investments to achieve its objective.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may invest in derivatives only if the expected risks and rewards of the derivatives
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are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:
•  Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
•  Obtain economic exposure to a stock, a basket of stocks, or an index when deemed desirable or necessary.
•  Add value when these instruments are attractively priced.
The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The Fund's use of a derivative subjects it to the risk of nonperformance by the counterparty, potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract. The Fund attempts to mitigate this risk by requiring the posting of collateral by its counterparty.
The Fund's derivative investments may include total return swaps or other derivatives.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.
Cash Management
The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
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Methods Used to Meet Redemption Requests
Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see “How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?” If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy. Please consult the Fund's Statement of Additional Information for further information on redemptions of ETF Shares.
Under certain circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
Special Risks of Exchange-Traded Shares
ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.
The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.
Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund's ETF Shares. The website also discloses, in the Premium/ Discount Analysis section of the ETF Shares' Price &
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Performance page, how frequently the Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.
An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.
Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Conversion Privilege
Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.
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Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.
Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.
Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.
Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:
•  The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder
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from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
•  Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.
•  The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard. The exemptive order is not, however, available to the Fund. Accordingly, investment companies seeking to invest in the Fund must adhere to the limits set forth in Section 12(d)(1) of the Investment Company Act of 1940.
Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.
Portfolio Holdings
Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
To the extent that the Fund’s assets are invested in another Vanguard fund, including a wholly owned subsidiary, such assets will be excluded when allocating to the Fund its share of the costs of Vanguard’s operations.
Plain Talk About Vanguard’s Unique Corporate Structure
The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.
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Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of January 31, 2020, Vanguard served as advisor for approximately $5 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended January 31, 2020, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.
The managers primarily responsible for the day-to-day management of the Fund are:
Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.
Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has managed the Fund since its inception in 1996 (co-managed since 2016). Education: B.S., Villanova University.
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The Fund's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
Each March, June, September, and December, the Fund pays out to shareholders virtually all of the distributions it receives from its investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

Plain Talk About Return of Capital
The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.
Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and
24

fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.
As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
•   Distributions (other than any return of capital) are taxable to you whether or not you reinvest these amounts in additional ETF Shares.
•  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•  Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund. Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for qualified dividend income treatment.
•  Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.
•  Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
•  A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•  Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for the corporate dividends-received deduction.
•   Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling your ETF Shares.
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•  Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Share Price and Market Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.
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Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares.
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Additional Information
	Inception Date	Vanguard Fund Number	CUSIP Number
Real Estate Index Fund
ETF Shares	9/23/2004 (Investor Shares 5/13/1996)	986	922908553
Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Real Estate Index ETF Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$83.36	$79.47	$82.43	$77.05	$86.49
Investment Operations
Net Investment Income	2.335[1]	2.487[1]	2.499[1]	2.334	2.217
Net Realized and Unrealized Gain (Loss) on Investments	11.379	4.934	(1.945)	7.022	(8.533)
Total from Investment Operations	13.714	7.421	0.554	9.356	(6.316)
Distributions
Dividends from Net Investment Income	(2.364)	(2.646)	(2.458)	(2.353)	(2.170)
Distributions from Realized Capital Gains	—	—	(0.034)	(0.563)	—
Return of Capital	(0.780)	(0.885)	(1.022)	(1.060)	(0.954)
Total Distributions	(3.144)	(3.531)	(3.514)	(3.976)	(3.124)
Net Asset Value, End of Period	$93.93	$83.36	$79.47	$82.43	$77.05
Total Return	16.70%	9.70%	0.59%	12.25%	–7.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,682	$30,857	$32,377	$33,527	$27,007
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.60%	3.15%	3.01%	2.74%	2.80%
Portfolio Turnover Rate[2]	6%	24%	6%	7%	11%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.
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THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Glossary of Investment Terms
Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.
Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).
Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.
Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.
Distributions. Payments to fund shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.
Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund's investments.
Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).
Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
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Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a fund attempts to track—rather than outperform—a specified market benchmark, or “index.”
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.
Liquidity. The degree of a security’s marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
MSCI US REIT Index. An index that is composed of stocks of publicly traded equity real estate investment trusts (known as REITs).
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
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Total Return. A percentage change, over a specified time period, in a fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Tracking Error. A measure of the difference between the performance of a fund or portfolio and that of its benchmark index.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.
Wholly Owned Subsidiary. A company of which 95% or more of the outstanding voting securities are owned by another company, as defined by the Investment Company Act of 1940.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard®> vanguard.com
For More Information
If you would like more information about Vanguard Real Estate ETF, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund's ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:
Telephone: 866-499-8473; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund's Investment Company Act file number: 811-03916
© 2020 The Vanguard Group, Inc. All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
Vanguard Marketing Corporation, Distributor.
P 986 052020

PART B
VANGUARD® SPECIALIZED FUNDS
STATEMENT OF ADDITIONAL INFORMATION
May 29, 2020
This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated May 29, 2020). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).
Phone: Investor Information Department at 800-662-7447
Online: vanguard.com
Description of the Trust
Vanguard Specialized Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):
Share Classes[1]
Fund[2]	Investor	Admiral	Institutional	ETF
Vanguard Dividend Appreciation Index Fund	—	VDADX	—	VIG
Vanguard Dividend Growth Fund	VDIGX	—	—	—
Vanguard Energy Fund	VGENX	VGELX	—	—
Vanguard Global Capital Cycles Fund[3]	VGPMX	—	—	—
Vanguard Global ESG Select Stock Fund	VEIGX	VESGX	—	—
Vanguard Health Care Fund	VGHCX	VGHAX	—	—
Vanguard Real Estate Index Fund[4]	VGSIX	VGSLX	VGSNX	VNQ
1	Individually, a class; collectively, the classes.
2	Individually, a Fund; collectively, the Funds.
3	Prior to September 26, 2018, the Fund was named Vanguard Precious Metals and Mining Fund.
4	Prior to May 25, 2018, the Fund was named Vanguard REIT Index Fund.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.
Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.
Organization
The Trust was organized as a Pennsylvania business trust in 1983, was reorganized as a Maryland corporation in 1986, and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Specialized Portfolios, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard Global Capital Cycles Fund and Real Estate Index Fund, are classified as diversified within the meaning of the 1940 Act. The Global Capital Cycles Fund and Real Estate Index Fund are classified as nondiversified within the meaning of the 1940 Act.
Service Providers
Custodians. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179 (for the Global Capital Cycles, Global ESG Select Stock, and Real Estate Index Funds); Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286 (for the Dividend Growth Fund) and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for the Dividend Appreciation Index, Energy, and Health Care Funds) serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.
Transfer and Dividend-Paying Agent. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.
Characteristics of the Funds' Shares
Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.
Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.
Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Funds' board of trustees.
Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of a Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.
Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.
Preemptive Rights. There are no preemptive rights associated with the Funds' shares.
Conversion Rights. Shareholders of each Fund (except the Dividend Growth and Global Capital Cycles Funds) may convert their shares to another class of shares of the same Fund upon the satisfaction of any then-applicable eligibility requirements as described in the Fund’s current prospectus. ETF Shares cannot be converted into conventional shares of a fund by a shareholder. For additional information about the conversion rights applicable to ETF Shares, please see Information About the ETF Share Class. There are no conversion rights associated with the Dividend Growth and Global Capital Cycles Funds.
Redemption Provisions. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.
Sinking Fund Provisions. The Funds have no sinking fund provisions.
Calls or Assessment. Each Fund's shares, when issued, are fully paid and non-assessable.
Tax Status of the Funds
Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.
Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified dividend income” taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Because dividends from REITs are generally not eligible for qualified dividend treatment, the Real Estate Index Fund’s dividend distributions attributable to its REIT investments are generally not expected to be eligible for that treatment. Also, distributions attributable to income earned on a Fund's securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for treatment as qualified dividend income.
Taxable ordinary dividends received and distributed by each Fund on its REIT holdings may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. A Fund's ability to pass-through this deduction to Fund shareholders is based on preliminary IRS guidance and is subject to change. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Because dividends from REITs are not eligible for the dividends–received deductions, the Real Estate Index Fund’s dividend distributions attributable to its REIT investments are generally not expected to be eligible for the deduction. Also, distributions attributable to income earned on a Fund's securities lending transaction, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for the dividends-received deduction.
Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. A Fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010, before using capital losses arising in fiscal years beginning prior to December 22, 2010.
Fundamental Policies
Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund's net assets.
Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Diversification. With respect to 75% of its total assets, each Fund (other than Vanguard Global Capital Cycles Fund and Vanguard Real Estate Index Fund) may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
Vanguard Global Capital Cycles Fund and Vanguard Real Estate Index Fund will limit the aggregate value of all holdings (except U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (except U.S. government securities, as defined in the IRC) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.
Industry Concentration. Each Fund (other than Vanguard Dividend Appreciation Index Fund, Vanguard Dividend Growth Fund, Vanguard Global ESG Select Stock Fund, and Vanguard Global Capital Cycles Fund) will concentrate its investments in the securities of issuers whose principal business activities are in the industry denoted by the Fund name.

Vanguard Dividend Appreciation Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index.
Vanguard Dividend Growth Fund and Vanguard Global ESG Select Stock Fund will not concentrate their investments in the securities of issuers whose principal business activities are in the same industry or group of industries.
Vanguard Global Capital Cycles Fund will concentrate its investments in the securities of issuers whose principal business activities are in the precious metals and mining industry.
Investment Objective. The investment objectives of Vanguard Energy Fund, Vanguard Global Capital Cycles Fund, Vanguard Health Care Fund, and Vanguard Real Estate Index Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.
Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.
Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.
None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.
Investment Strategies, Risks, and Nonfundamental Policies
Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment strategies and policies.
The following investment strategies, risks, and policies supplement each Fund's investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.
Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives

(such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.)
A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.
Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors, transfer agents, and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund’s third-party service providers, which helps minimize the risk of potential incidents that could impact a Vanguard fund or its shareholders. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund’s shareholders may be unable to transact business, a fund may be unable to process transactions, or a fund may be unable to safeguard its data or the personal information of its shareholders.
Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, coupon deferral risk, lower recovery value risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer’s capital structure may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.
Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Investors Service, Inc. (Moody’s) or below BBB–/A-2 by Standard & Poor’s Financial Services LLC (Standard & Poor’s)) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.
Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.
Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.
The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.
The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.
Except as otherwise provided in a fund’s prospectus, if a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.
Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.
A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.
Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.
Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.
For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. A Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.
Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemptive order granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Please note that Vanguard Real Estate Index Fund is not able to rely on the SEC exemptive order granted to Vanguard because it may invest a portion of its assets in a wholly owned subsidiary, as defined by the 1940 Act, which is itself a registered investment company. Accordingly, investment companies investing in Vanguard Real Estate Index Fund must adhere to the limits of Section 12(d)(1) of the 1940 Act.
* U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.
Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries.

As a result, there are risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.
Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.
The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.
Foreign Securities—China A-shares Risk. China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order to invest in A-shares, a foreign investor must have access to an investment quota through a Qualified Foreign Institutional Investor (QFII) or a Renminbi QFII (RQFII) license holder. A-shares are also available through the China Stock Connect program, subject to separate quota limitations. The developing state of the investment and banking systems of the People’s Republic of China (China, or the PRC) subjects the settlement, clearing, and registration of securities transactions to heightened risks. Additionally, there are foreign ownership limitations that may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear if the 5% ownership will be determined by aggregating the holdings of a fund with affiliated funds.
Due to these restrictions, it is possible that the A-shares quota available to a fund as a foreign investor may not be sufficient to meet the fund’s investment needs. In this situation, a fund may seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. Any of these options could increase a fund’s index sampling risk (for index funds) or investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.
Investing in China A-shares through Stock Connect. The China Stock Connect program (Stock Connect) is a mutual market access program designed to, among other things, enable foreign investment in the PRC via brokers in Hong Kong. A QFII/RQFII license is not required to trade via Stock Connect. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a fund may not be able to dispose of its shares in a timely manner, which could adversely affect the fund’s performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.

Additionally, Stock Connect is subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. In addition, a fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit an advisor’s ability to effectively manage a fund’s holdings, including the potential enforcement of equity owner rights.
Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; generally smaller, less seasoned, or newly organized companies; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.
Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.
Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.
Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Forecasting the movement of the currency market is extremely difficult. Whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia’s banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia.
For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian subcustodian will maintain copies of the registrar’s records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund’s interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.
Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
Each Fund’s obligations under futures contracts will not exceed 20% of its total assets.
Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.
A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.
A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.
Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.
Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.
The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.
OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.
Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, for funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.
A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.
Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.
Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.
The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.
Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data to screen potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.
Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Restricted and Illiquid Securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities may include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.
Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, and operational risks. The advisor considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests in high-quality, short-term money market instruments.
The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33⅓% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter. See Tax Status of the Funds for information about certain tax consequences related to a fund’s securities lending activities.
Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund's transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund's hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.
A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.
Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.
Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.
To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”
Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.
Tax Matters—Passive Foreign Investment Companies. To the extent that a fund invests in stock in a foreign company, such stock may constitute an equity investment in a passive foreign investment company (PFIC). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long a fund held it. Also, a fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of a fund’s fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from a fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.
Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a registered investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”
Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.
A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.
If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.
This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.
Tax Matters—Special Tax Rules for Non-U.S. Investors in Real Estate Index Fund. Because of the nature of the Fund’s investments, the Fund is and expects to continue to be a “qualified investment entity” under Section 897(h) of the IRC. As a result, certain capital gain distributions from the Fund to non-U.S. investors that are attributable to the Fund’s direct or indirect investments in REITs could be subject to ordinary income treatment (regardless of any reporting by the Fund that such distribution is a short-term or long-term capital gain dividend that would otherwise be exempt from U.S. withholding), and thus subject to a 30% withholding tax rate (or a lower applicable treaty rate). For non-U.S. investors owning more than 5% of a class of the Fund, these distributions may be treated as gains “effectively connected” with the conduct of a “U.S. trade or business” and subject to applicable withholding taxes and to U.S.

federal income taxation at graduated rates, as well as require the filing of U.S. federal income tax returns. Under certain circumstances, a greater-than-5% non-U.S. investor could also be subject to U.S. withholding tax on the redemption of its Fund shares or on certain return-of-capital distributions from the Fund, in which case such investor could also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption or distribution.
These and other U.S. tax rules governing the taxation of non-U.S. investors in U.S. real property interests is complex. Non-U.S. investors are urged to consult their tax advisor for more information about these rules.
Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”
In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.
Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.
Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
Regulatory restrictions in India. Shares of Vanguard Energy Fund and Vanguard Global Capital Cycles Fund have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of the Funds shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a “person resident in India” (as defined under applicable Indian law), (ii) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of the Funds, must satisfy themselves regarding compliance with these requirements.
Share Price
Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. NAV per share for the Dividend Appreciation Index, Energy, Health Care, Global ESG Select Stock, and Real Estate Index Funds is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. NAV per share for the Dividend Growth and Global Capital Cycles Funds is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open). The wholly owned subsidiary, within the meaning of the 1940 Act, in which Vanguard Real Estate Index Fund may invest also does not calculate its NAV when the NYSE is closed, but the value of its assets may also be affected to the extent that it holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.
Purchase and Redemption of Shares
Purchase of Shares (Other than ETF Shares)
The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus.
Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.
Redemption of Shares (Other than ETF Shares)
The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.
Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.
If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Funds' board of trustees. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.
The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.
Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the “float”) are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.
Right to Change Policies
Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation, or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Investing With Vanguard Through Other Firms
Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.
Management of the Funds
Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight. Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement).

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The Real Estate Index Fund has entered into a Special Service Agreement with Vanguard. Under the agreement, to the extent the Fund’s assets are invested in another Vanguard fund, including a wholly owned subsidiary, such assets will be excluded when allocating to the Fund its share of the costs of Vanguard’s operations. The amount of direct expenses incurred by the Fund will decrease, and the amount of indirect expenses incurred through investment in the wholly owned subsidiary will increase, to the extent the Fund invests a greater percentage of its assets in the wholly owned subsidiary.
The funds’ officers are also employees of Vanguard.
Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.
Vanguard was established and operates under the Agreement. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

In addition, the amount the Real Estate Index Fund is required to contribute to Vanguard’s capital will be reduced to the extent that the Real Estate Index Fund invests in the wholly owned subsidiary.
As of January 31, 2020, each Fund had contributed capital to Vanguard as follows:
Vanguard Fund	Capital Contribution to Vanguard	Percentage of Fund’s Average Net Assets	Percent of Vanguard Funds’ Contribution
Dividend Appreciation Index Fund	$2,286,000	Less than 0.01%	0.91%
Dividend Growth Fund	1,843,000	Less than 0.01	0.74
Energy Fund	300,000	Less than 0.01	0.12
Global Capital Cycles Fund	57,000	Less than 0.01	0.02
Global ESG Select Stock Fund	4,000	Less than 0.01	Less than 0.01
Health Care Fund	2,115,000	Less than 0.01	0.85
Real Estate Index Fund	2,738,000	Less than 0.01	1.10
Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.
Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses are allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.
VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:
■	Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
■	Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
■	Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.
■	Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
■	Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
■	Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds.
VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant.
VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes one-time fixed dollar payments for setup expenses associated with financial service providers’ use of Vanguard’s model portfolios comprised of funds.
In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.
The following table describes the expenses of Vanguard and VMC that are incurred by the Funds. Amounts captioned “Management and Administrative Expenses” include a Fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.
As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended January 31, 2018, 2019, and 2020, and are presented as a percentage of each Fund's average month-end net assets.
Annual Shared Fund Operating Expenses (Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2018	2019	2020
Vanguard Dividend Appreciation Index Fund
Management and Administrative Expenses	0.07%	0.06%	0.06%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	Less than 0.01
Vanguard Dividend Growth Fund
Management and Administrative Expenses	0.12%	0.13%	0.13%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard Energy Fund
Management and Administrative Expenses	0.15%	0.15%	0.17%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard Global Capital Cycles Fund
Management and Administrative Expenses	0.20%	0.20%	0.21%
Marketing and Distribution Expenses	0.02	0.02	0.01
Vanguard Global ESG Select Stock Fund
Management and Administrative Expenses	—	—	0.14%
Marketing and Distribution Expenses	—	—	Less than 0.01
Vanguard Health Care Fund
Management and Administrative Expenses	0.14%	0.14%	0.14%
Marketing and Distribution Expenses	0.01	0.01	Less than 0.01
Vanguard Real Estate Index Fund
Management and Administrative Expenses	0.11%	0.11%	0.11%
Marketing and Distribution Expenses	0.01	0.01	0.01
Officers and Trustees
Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.
The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.
The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.
The audit committee of the board, which is composed of F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis, each of whom is an independent trustee, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Vanguard’s head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.
All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Interested Trustee[1]
Mortimer J. Buckley (1969)	Chairman of the Board, Chief Executive Officer, and President	January 2018	Chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.	213
1 Mr. Buckley is considered an “interested person” as defined in the 1940 Act because he is an officer of the Trust.
Independent Trustees
Emerson U. Fullwood (1948)	Trustee	January 2008	Executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.	213
Amy Gutmann (1949)	Trustee	June 2006	President (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.	213
F. Joseph Loughrey (1949)	Trustee	October 2009	President and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.	213
Mark Loughridge (1953)	Lead Independent Trustee	March 2012	Senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.	213

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Scott C. Malpass (1962)	Trustee	March 2012	Chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.	213
Deanna Mulligan (1963)	Trustee	January 2018	Chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), the Chief Executives for Corporate Purpose, the NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.	213
André F. Perold (1952)	Trustee	December 2004	George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of Advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.	213
Sarah Bloom Raskin (1961)	Trustee	January 2018	Deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College; and trustee (2019–present) of Folger Shakespeare Library.	213
Peter F. Volanakis (1955)	Trustee	July 2009	President and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).	213

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Executive Officers
John Bendl (1970)	Chief Financial Officer	October 2019	Principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).	213
Glenn Booraem (1967)	Investment Stewardship Officer	February 2001	Principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.	213
Christine M. Buchanan (1970)	Treasurer	November 2017	Principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).	213
David Cermak (1960)	Finance Director	October 2019	Principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.	213
Thomas J. Higgins (1957)	Finance Director	July 1998	Principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.	213
Peter Mahoney (1974)	Controller	May 2015	Principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008– 2014) at Vanguard.	213
Anne E. Robinson (1970)	Secretary	September 2016	General counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.	213
Michael Rollings (1963)	Finance Director	February 2017	Finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.	213
John E. Schadl (1972)	Chief Compliance Officer	March 2019	Principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.	213
All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees. The lead independent trustee also chairs the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the sole interested trustee.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.
Board Committees: The Trust's board has the following committees:
■	Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. The following independent trustees serve as members of the committee: Mr. Loughrey, Mr. Loughridge, Ms. Raskin, and Mr. Volanakis. The committee held six meetings during the Trust’s fiscal year ended January 31, 2020.
■	Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held one meeting during the Trust’s fiscal year ended January 31, 2020.
■	Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held four meetings during the Trust’s fiscal year ended January 31, 2020.
■	Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held one meeting during the Trust’s fiscal year ended January 31, 2020.
The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.
Trustee Compensation
The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.
Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:
■	The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
■	The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
■	Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.
“Interested” Trustee. Mr. Buckley serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.
Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD SPECIALIZED FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses[1]	Accrued Annual Retirement Benefit at January 1, 2020[2]	Total Compensation From All Vanguard Funds Paid to Trustees[3]
Mortimer J. Buckley	—	—	—	—
Emerson U. Fullwood	$17,001	—	—	$287,500
Amy Gutmann	17,001	—	—	287,500
JoAnn Heffernan Heisen[4]	—	$338	$9,329	—
F. Joseph Loughrey	18,184	—	—	307,500
Mark Loughridge	21,138	—	—	357,500
Scott C. Malpass	17,001	—	—	287,500
Deanna Mulligan	17,001	—	—	287,500
André F. Perold	17,001	—	—	287,500
Sarah Bloom Raskin	18,184	—	—	307,500
Peter F. Volanakis	18,184	—	—	307,500
1	The amounts shown in this column are based on the Trust’s fiscal year ended January 31, 2020. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 213 Vanguard funds for the 2019 calendar year.
4	Ms. Heisen retired from service effective December 31, 2018.
Ownership of Fund Shares
All current trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2019.
VANGUARD SPECIALIZED FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Dividend Appreciation Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	Over $100,000	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	Over $100,000	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Dividend Growth Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	Over $100,000	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

Vanguard Energy Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Global Capital Cycles Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Global ESG Select Stock Fund	Mortimer J. Buckley	Over $100,000	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Health Care Fund	Mortimer J. Buckley	Over $100,000	Over $100,000
	Emerson U. Fullwood	Over $100,000	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Real Estate Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	$1 – $10,000	Over $100,000
	Peter F. Volanakis	—	Over $100,000
As of April 30, 2020, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.
As of April 30, 2020, the following owned of record 5% or more of the outstanding shares of each class (other than ETF Shares):
Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard Dividend Appreciation Index Fund	Admiral Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	5.54%
		NATIONAL FINANCIAL SERVICES CORPORATION JERSEY CITY, NJ	10.41%
Vanguard Dividend Growth Fund	Investor Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	11.06%
		NATIONAL FINANCIAL SERVICES CORPORATION JERSEY CITY, NJ	14.45%
Vanguard Energy Fund	Investor Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	9.85%
		NATIONAL FINANCIAL SERVICES CORPORATION JERSEY CITY, NJ	7.23%
	Admiral Shares	NATIONAL FINANCIAL SERVICES CORPORATION JERSEY CITY, NJ	6.16%
Vanguard Global ESG Select Stock Fund	Admiral Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	6.86%
Vanguard Health Care Fund	Investor Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	14.27%
		NATIONAL FINANCIAL SERVICES CORPORATION JERSEY CITY, NJ	9.58%

Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard Real Estate Index Fund	Admiral Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	7.30%
		NATIONAL FINANCIAL SERVICES CORPORATION JERSEY CITY, NJ	5.07%
	Institutional Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	5.83%
		FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO COVINGTON, KY	9.16%
		NATIONAL FINANCIAL SERVICES CORPORATION JERSEY CITY, NJ	7.80%
		TIAA, FSB SAINT LOUIS, MO	8.68%
	Investor Shares	ASCENSUS TRUST COMPANY FARGO, ND	19.25%
		JOHNS HOPKINS UNIVERSITY 403(B) PLAN BALTIMORE, MD	7.15%
		UNIVERSITY OF PENNSYLVANIA MATCHING PLAN PHILADELPHIA, PA	7.80%
Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of April 30, 2020, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:
Fund	Owner	Percentage of Ownership
Vanguard Dividend Appreciation ETF	Charles Schwab & Co., Inc.	15.42%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	10.90%
	Morgan Stanley DW Inc.	5.47%
	National Financial Services LLC	12.05%
	Pershing LLC	5.14%
	TD Ameritrade Clearing, Inc.	6.25%
	Vanguard Marketing Corporation	7.14%
Vanguard Real Estate ETF	Charles Schwab & Co., Inc.	15.18%
	JPMorgan Chase Bank, National Association	6.54%
	National Financial Services LLC	11.54%
	Pershing LLC	5.32%
	TD Ameritrade Clearing, Inc.	8.61%
	Vanguard Marketing Corporation	6.00%
Portfolio Holdings Disclosure Policies and Procedures
Introduction
Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.
The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.
Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.
Online Disclosure of Ten Largest Stock Holdings
Each actively managed Vanguard fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the aggregate percentage of the fund’s total assets (and, for balanced funds, the aggregate percentage of the fund’s equity securities) that these holdings represent as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.
Online Disclosure of Complete Portfolio Holdings
Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Each Vanguard fund relying on exemptive relief from the Securities and Exchange Commission (SEC) permitting the operation of actively-managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund and Vanguard Alternative Strategies Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.
Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions
Vanguard, for legitimate business purposes, may disclose complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.
The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Legal and Compliance Division. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.
Currently, Vanguard discloses complete portfolio holdings to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; and Trade Informatics LLC.
Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions
Vanguard discloses complete portfolio holdings between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.
Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets
An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Disclosure of Nonmaterial Information
The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.
An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.
Disclosure of Portfolio Holdings, Including Other Investment Positions, in Accordance with SEC Exemptive Orders
Vanguard’ s Fund Financial Services unit may disclose to the National Securities Clearing Corporation (“NSCC”), Authorized Participants and other market makers the daily portfolio composition files (“PCFs”) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (“ETF Funds”). Each Vanguard fund relying on exemptive relief from the SEC permitting the operation of actively-managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com, in the “Portfolio” section of a Fund’s Portfolio & Management page. The disclosure of PCFs and portfolio holdings, including other investment positions, will be in accordance with the terms and conditions of related exemptive orders (“Vanguard ETF Exemptive Orders”) issued by the SEC, as described in this section.

Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a “Participant Agreement” with VMC. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.
In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.
In addition to making PCFs available to the NSCC, as previously described, Vanguard’s Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at vanguard.com to all categories of persons, if (1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard’s Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund, if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard’s Fund Financial Services unit may, at its sole discretion, determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Fund Financial Services unit.
Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes
Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Legal and Compliance Division.
Disclosure of Portfolio Holdings as Required by Applicable Law
Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Prohibitions on Disclosure of Portfolio Holdings
No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.
Prohibitions on Receipt of Compensation or Other Consideration
The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.
Investment Advisory and Other Services
The Trust currently uses two investment advisors:
■	Wellington Management Company LLP (Wellington Management) provides investment advisory services to Vanguard Global Capital Cycles Fund, Vanguard Global ESG Select Stock Fund, Vanguard Dividend Growth Fund, and Vanguard Health Care Fund and for a portion of Vanguard Energy Fund.
■	Vanguard provides investment advisory services to Vanguard Dividend Appreciation Index Fund and Vanguard Real Estate Index Fund and for a portion of Vanguard Energy Fund.
M&G Investment Management Limited provided investment advisory services to Vanguard Global Capital Cycles Fund from the Fund’s inception (May 23, 1984) through July 27, 2018.
For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended January 31, 2020.
A fund is party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund’s board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the investment program for its portion of the fund’s assets. Hereafter, each portion is referred to as the advisor’s Portfolio. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Department and the officers and trustees of the fund. Vanguard’s Portfolio Review Department is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and recommendations to hire, terminate, or replace an advisor.

I.  Vanguard Dividend Appreciation Index Fund and Vanguard Real Estate Index Fund
Vanguard, through its Equity Index Group, provides investment advisory services to Vanguard Dividend Appreciation Index Fund and Vanguard Real Estate Index Fund. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing these services.
During the fiscal years ended January 31, 2018, 2019, and 2020, the Funds incurred the following approximate advisory expenses:
Vanguard Fund	2018	2019	2020
Dividend Appreciation Index Fund	$3,298,000	$3,755,000	$3,563,000
Real Estate Index Fund	4,269,000	4,486,000	4,147,000
1.  Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Funds as of the fiscal year ended January 31, 2020 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Walter Nejman	Registered investment companies[1]	50	$1.9T	0	0
	Other pooled investment vehicles	2	$2.5B	0	0
	Other accounts	1	$1B	0	0
Gerard C. O’Reilly	Registered investment companies[1]	18	$1.5T	0	0
	Other pooled investment vehicles	1	$464M	0	0
	Other accounts	0	0	0	0
1	Includes Vanguard Dividend Appreciation Fund and Real Estate Index Fund which collectively held assets of $123 billion as of January 31, 2020.
2.  Material Conflicts of Interest
At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
3.  Description of Compensation
All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of January 31, 2020, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.
In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or in response to a market adjustment of the position.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in any individual fund’s portfolio. For Vanguard Energy Fund, the bonus is based in part on the performance of the Vanguard-managed portion of the Fund relative to a benchmark over a trailing three-year period. The benchmark is derived from certain energy stocks in the MSCI ACWI Energy Index. For Vanguard Dividend Appreciation Index Fund and Vanguard Real Estate Index Fund, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.
4.  Ownership of Securities
As of January 31, 2020, Mr. Nejman and Mr. O’Reilly did not own any shares of the Funds.
II.  Vanguard Energy Fund
The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Wellington Management Portfolio relative to that of the MSCI ACWI Energy Index over the preceding 36-month period.
During the fiscal years ended January 31, 2018, 2019, and 2020, the Fund incurred aggregate investment advisory fees and expenses of approximately $13,947,000 (before a performance-based increase of $79,000), $13,149,000 (before a performance-based decrease of $1,054,000), and $10,640,000 (before a performance-based decrease of $4,134,000), respectively.
Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended January 31, 2020, were approximately $420,000 (representing an effective annual rate of 0.01%). The investment advisory fee paid to Wellington Management for the fiscal year ended January 31, 2020, was $6,086,000 (representing an effective annual rate of 0.08%).
A.  Wellington Management Company LLP (Wellington Management)
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA, 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

1.  Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended January 31, 2020 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
G. Thomas Levering	Registered investment companies[1]	14	$7.1B	1	$6.2B
	Other pooled investment vehicles	47	$2.3B	15	$1.3B
	Other accounts	60	$1.8B	13	$409M
1	Includes Vanguard Energy Fund which held assets of $6.2 billion as of January 31, 2020.
2.  Material Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Wellington Management Portfolio’s or Fund’s manager (or managers) listed in the prospectuses who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or each Fund (Portfolio Manager) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Fund. A Portfolio Manager makes investment decisions for each account, including the relevant Wellington Management Portfolio or Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, a Portfolio Manager may purchase or sell securities, including initial public offerings (IPOs), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Wellington Management Portfolio or Fund and thus the accounts may have similar—and in some cases nearly identical—objectives, strategies, and/or holdings to that of the relevant Wellington Management Portfolio or Fund.
A Portfolio Manager or other investment professional at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Wellington Management Portfolio or Fund, or make investment decisions that are similar to those made for the relevant Wellington Management Portfolio or Fund, both of which have the potential to adversely impact the relevant Wellington Management Portfolio or Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Wellington Management Portfolio or Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Wellington Management Portfolio’s or Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio or Fund. Mr. White, Mr. Kilbride, Mr. Levering, and Ms. Hynes also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
3.  Description of Compensation
Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio. The following relates to the fiscal year ended January 31, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.
The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the portion of the Wellington Management Portfolio compared to the MSCI ACWI Energy Net Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Levering is a Partner.
4.  Ownership of Securities
As of January 31, 2020, Mr. Levering owned shares of Vanguard Energy Fund in an amount exceeding $1 million.
B.  Vanguard
Vanguard, through its Quantitative Equity Group, provides investment advisory services for a portion of Vanguard Energy Fund. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing these services.

1.  Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended January 31, 2020 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
James P. Stetler	Registered investment companies[1]	13	$163B	0	0
	Other pooled investment vehicles	2	$259M	0	0
	Other accounts	0	0	0	0
Binbin Guo	Registered investment companies[1]	13	$163B	0	0
	Other pooled investment vehicles	2	$259M	0	0
	Other accounts	0	0	0	0
1	Includes Vanguard Energy Fund which held assets of $6.2 billion as of January 31, 2020.
2.  Material Conflicts of Interest
Please refer to Vanguard’s discussion on page 43.
3.  Description of Compensation
Please refer to Vanguard’s discussion beginning on page 43.
4.  Ownership of Securities
As of January 31, 2020, the named portfolio managers did not own any shares of Vanguard Energy Fund.
III.  Vanguard Global Capital Cycles Fund, Vanguard Global ESG Select Stock Fund, Vanguard Dividend Growth Fund, and Vanguard Health Care Fund
Vanguard Global Capital Cycles Fund, Vanguard Global ESG Select Stock Fund, Vanguard Dividend Growth Fund, and Vanguard Health Care Fund each pay Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom) (for the Global Capital Cycles Fund) over a specific time period, Nasdaq US Dividend Achievers Select Index (for the Dividend Growth Fund) over the preceding 36-month period, the MSCI ACWI Health Care Net Index (for the Health Care Fund) over the preceding 36-month period, and the FTSE All-World Index (for the Global ESG Select Stock Fund) over the preceding 60-month period.
During the fiscal years ended January 31, 2018, 2019, and 2020, the Vanguard Global Capital Cycles Fund incurred advisory fees of approximately $3,504,000 (before a performance-based decrease of $63,000), $2,815,000 (before a performance-based decrease of $796,000), and $1,920,000, respectively. M&G Investment Management Limited served as the fund’s investment advisor through July 27, 2018, and was paid a base fee, plus or minus a performance adjustment. The base fee, which was paid quarterly, was a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee had breakpoints, which means that the percentage declined as assets went up. The performance adjustment, also paid quarterly, was based on the cumulative total return of the fund relative to that of the S&P Global Custom Metals and Mining Index over the preceding 36-month period.
During the fiscal years ended January 31, 2018, 2019, and 2020, Vanguard Dividend Growth Fund incurred advisory fees of approximately $42,135,000 (before a performance-based decrease of $3,906,000), $43,207,000 (before a performance-based decrease of $15,965,000), and $49,265,000 (before a performance-based decrease of $776,000), respectively.

During the fiscal years ended January 31, 2018, 2019, and 2020, Vanguard Health Care Fund incurred advisory fees of approximately $68,071,000 (before a performance-based increase of $20,182,000), $67,421,000 (before a performance-based increase of $235,000), and $65,288,000 (before a performance-based decrease of $8,520,000), respectively.Vanguard Global ESG Select Stock Fund commenced operations on June 5, 2019. During the fiscal year ended January 31, 2020, Vanguard Global ESG Select Stock Fund incurred advisory fees of approximately $114,000.
1.  Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Funds as of the fiscal year ended January 31, 2020 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Keith E. White	Registered investment companies[1]	2	$1.4B	1	$1.2B
	Other pooled investment vehicles	5	$433M	5	$433M
	Other accounts	0	0	0	0
Donald J. Kilbride	Registered investment companies[2]	10	$55B	1	$43B
	Other pooled investment vehicles	10	$468M	1	$15.6M
	Other accounts	28	$3.4B	3	$1.2B
Jean M. Hynes	Registered investment companies[3]	5	$47B	1	$47B
	Other pooled investment vehicles	24	$5.9B	11	$2.1B
	Other accounts	6	$2.8B	2	$2.1B
Mark D. Mandel	Registered investment companies[4]	1	$107M	1	$107M
	Other pooled investment vehicles	3	$77M	0	0
	Other accounts	0	0	0	0
Yolanda C. Courtines	Registered investment companies[4]	1	$107M	1	$107M
	Other pooled investment vehicles	3	$77M	0	0
	Other accounts	0	0	0	0
1	Includes Vanguard Global Capital Cycles Fund which held assets of $1.2 billion as of January 31, 2020.
2	Includes Vanguard Dividend Growth Fund which held assets of $43 billion as of January 31, 2020.
3	Includes Vanguard Health Care Fund which held assets of $47 billion as of January 31, 2020.
4	Includes Vanguard Global ESG Select Stock Fund which held assets of $107 million as of January 31, 2020.
2.  Material Conflicts of Interest
Please refer to Wellington Management’s discussion beginning on page B-45.
3.  Description of Compensation
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Advisory Agreements between Wellington Management and the Trust on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fee earned with respect to the Funds. The following information relates to the fiscal year ended January 31, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of each Portfolio Manager listed in the applicable prospectus, who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”), includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the net pre-tax performance of the Fund compared to the Nasdaq US Dividend Achievers Select Index (for the Dividend Growth Fund), the MSCI ACWI Health Care Index (for the Health Care Fund), S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom) (for the Global Capital Cycles Fund), and the

FTSE All-World Index (for the Global ESG Select Stock Fund) over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate, based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Mandel, Mr. Kilbride, Mr. White, Ms. Courtines, and Ms. Hynes are Partners.
4.  Ownership of Securities
As of January 31, 2020, Mr. Kilbride owned shares of Vanguard Dividend Growth Fund in an amount exceeding $1 million, Ms. Hynes owned shares of Vanguard Health Care Fund in an amount exceeding $1 million, and Mr. Mandel owned shares of Vanguard Global ESG Select Stock Fund in an amount exceeding $1 million. As of January 31, 2020, the other named portfolio managers did not own any shares of the Fund they managed.
Duration and Termination of Investment Advisory Agreements
The current investment advisory agreements with Wellington Management (other than the investment advisory agreements for Vanguard Global Capital Cycles Fund and Vanguard Global ESG Select Stock Fund) are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the contract or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty, at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor, (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor, or (3) by the advisor upon ninety (90) days’ written notice to the Fund.
The investment advisory agreements with Wellington Management for Vanguard Global Capital Cycles Fund (which is effective as of July 27, 2018) and for Vanguard Global ESG Select Stock Fund (which is effective as of June 4, 2019) are each binding for a two-year period. At the end of each respective two-year period, each agreement will become renewable for successive one-year periods, subject to the above conditions.
Vanguard provides investment advisory services to Vanguard Dividend Appreciation Index Fund, Vanguard Real Estate Index Fund, and a portion of Vanguard Energy Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This Agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.
Securities Lending
The following table describes the securities lending activities of each Fund during the fiscal year ended January 31, 2020 (except for Vanguard Global ESG Select Stock Fund, which did not commence operations until June 5, 2019).

Vanguard Fund	Securities Lending Activities
Dividend Appreciation Index Fund
Gross income from securities lending activities	$662,396
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,380
Administrative fees not included in revenue split	$2,067
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$523,695
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$527,142
Net income from securities lending activities	$135,254
Dividend Growth Fund
Gross income from securities lending activities	$1,758,772
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,357
Administrative fees not included in revenue split	$14,863
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$407,401
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$423,621
Net income from securities lending activities	$1,335,151
Energy Fund
Gross income from securities lending activities	$1,879,178
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$4,034
Administrative fees not included in revenue split	$10,213
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,131,682
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,145,929
Net income from securities lending activities	$733,249
Global Capital Cycles Fund
Gross income from securities lending activities	$360,098
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$680
Administrative fees not included in revenue split	$2,196
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$189,049
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$191,925
Net income from securities lending activities	$168,173

Vanguard Fund	Securities Lending Activities
Health Care Fund
Gross income from securities lending activities	$11,680,901
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,327
Administrative fees not included in revenue split	$96,626
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$2,327,028
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$2,430,981
Net income from securities lending activities	$9,249,920
Real Estate Index Fund
Gross income from securities lending activities	$5,585,983
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$9,150
Administrative fees not included in revenue split	$60,412
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,351,886
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,421,448
Net income from securities lending activities	$4,164,535
The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.
Portfolio Transactions
The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

During the fiscal years ended January 31, 2018, 2019, and 2020, the Funds paid the following approximate amounts in brokerage commissions. Brokerage commissions paid by a fund may be substantially different from year to year for multiple reasons, such as cash flow or changes to the securities that make up a fund's target index.
Vanguard Fund	2018	2019	2020
Dividend Appreciation Index Fund	$230,000	$353,000	$486,000
Dividend Growth Fund	2,814,000	3,333,000	2,021,000
Energy Fund	4,783,000	4,228,000	3,756,000
Global Capital Cycles Fund[1]	864,000	36,670,000	1,400,000
Global ESG Select Stock Fund	—	—	23,000
Health Care Fund	5,543,000	6,932,000	9,823,000
Real Estate Index Fund	1,299,000	2,063,000	1,030,000
1	The increase in brokerage commissions in 2019 was the result of increased trading related to the change in the Fund’s strategy.
Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.
The ability of Vanguard and external advisors to purchase or dispose of certain fund investments, or to exercise rights on behalf of a Fund, may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, Vanguard and external advisors on behalf of a Fund may be required to limit purchases, sell existing investments, or otherwise limit the exercise of shareholder rights by the Fund, including voting rights. These ownership restrictions and limitations can impact a Fund's performance. For index funds, this impact generally takes the form of tracking error, which can arise when a fund is not able to acquire its desired amount of a security. For actively managed funds, this impact can result, for example, in missed investment opportunities otherwise desired by a fund's investment advisor. If a Fund is required to limit its investment in a particular issuer, then the Fund may seek to obtain regulatory or corporate consents or ownership waivers. Other options a Fund may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative, which may be more costly than owning securities of the issuer directly, or through investment in a wholly-owned subsidiary.
As of January 31, 2020, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:
Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Dividend Appreciation Index Fund	—	—
Vanguard Dividend Growth Fund	Societe Generale	$140,900,000
Vanguard Energy Fund	Societe Generale	28,300,000
Vanguard Global Capital Cycles Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	47,244,000
	UBS Securities LLC	27,282,000
Vanguard Global ESG Select Stock Fund	—	—
Vanguard Health Care Fund	Barclays Capital Inc.	152,800,000
	BNP Paribas Securities Corp.	77,700,000
	HSBC Securities (USA) Inc.	85,800,000
	Merrill Lynch, Pierce, Fenner & Smith Inc.	32,600,000
	Nomura Securities International Inc.	79,200,000
	RBC Capital Markets	40,700,000
	SCOTIA CAPITAL INC.	194,900,000
	Wells Fargo Securities, LLC	79,000,000
Vanguard Real Estate Index Fund	—	—
Portfolio turnover for Global Capital Cycles Fund. The Global Capital Cycles Fund's portfolio turnover rate was 110% during its fiscal year ended January 31, 2019, and 56% during its fiscal year ended January 31, 2020. The increase in the Fund’s turnover rate during the fiscal year ended 2019 was due to increased trading activity in the Fund’s portfolio as a result of a change to the Fund’s advisor and investment strategy.

Proxy Voting
I.  Proxy Voting Policies
Each Vanguard fund advised by Vanguard retains authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A. The Board of each Vanguard fund advised by a manager not affiliated with Vanguard has delegated the authority to vote proxies related to the portfolio securities held by each fund to its respective advisor(s). Each advisor will vote such proxies in accordance with its own proxy voting policies and procedures, which are summarized in Appendix B.
Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.
II.  Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A. Additionally, Vanguard has processes in place for advisors unaffiliated with Vanguard who have been delegated authority to vote proxies on behalf of certain Vanguard funds to inform Vanguard of an upcoming vote the advisor deems to be material in accordance with such advisor’s proxy voting policies and procedures in order for Vanguard to instruct the recall of the security.
To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at www.sec.gov.
Information About the ETF Share Class
Vanguard Dividend Appreciation Index and Vanguard Real Estate Index Funds (collectively, the ETF Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.”
To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the ETF Funds' Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.
Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.
Each ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of—its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund‘s portfolio holdings (Redemption Securities). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind.

Exchange Listing and Trading
The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange will institute procedures to delist a Fund’s ETF Shares if the Fund’s ETF Shares do not continuously comply with the exchange’s listing rules. The exchange will also delist a Fund’s ETF Shares upon termination of the ETF Share class.
The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated “indicative optimized portfolio value” (IOPV) for each ETF Fund as calculated by an information provider. The ETF Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for a Fund’s ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The IOPV is designed as an estimate of an ETF Fund’s NAV at a particular point in time, but it is only an estimate and should not be viewed as the actual NAV, which is calculated once each day.
Conversions and Exchanges
Owners of conventional shares (i.e., not exchange-traded shares) issued by an ETF Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, an investor must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, an investor must contact his or her broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.
Converting conventional shares to ETF Shares is generally accomplished as follows. First, after the broker notifies Vanguard of an investor‘s request to convert, Vanguard will transfer conventional shares from the investor‘s account with Vanguard to the broker‘s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect the broker, not the investor, as the owner of the shares. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes. The ETF Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker, and the broker, in turn, will keep track of which ETF Shares belong to its customers.
Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if the investor owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker‘s omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor‘s account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to the investor’s account. If the broker chose to redeem the conventional shares, the investor would realize a gain or loss on the redemption that must be reported on his or her tax return (unless the shares are held in an IRA or other tax-deferred account). An investor should consult his or her broker for information on how the broker will handle the conversion process, including whether the broker will impose a fee to process a conversion.
The conversion process works differently for investors who opt to hold ETF Shares through an account at Vanguard Brokerage Services. Investors who convert their conventional shares to ETF Shares through Vanguard Brokerage Services will have all conventional shares for which they request conversion converted to the equivalent dollar value of ETF Shares. Because no fractional shares will have to be sold, the transaction will not be taxable.
Here are some important points to keep in mind when converting conventional shares of an ETF Fund to ETF Shares:

■	The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
■	During the conversion process, an investor will remain fully invested in the Fund‘s conventional shares, and the investment will increase or decrease in value in tandem with the NAV of those shares.
■	The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
■	During the conversion process, an investor will be able to liquidate all or part of an investment by instructing Vanguard or the broker (depending on whether the shares are held in the investor’s account or the broker‘s omnibus account) to redeem the conventional shares. After the conversion process is complete, an investor will be able to liquidate all or part of an investment by instructing the broker to sell the ETF Shares.
Book Entry Only System
ETF Shares issued by the ETF Funds are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC’s subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).
Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.
Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to each ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each DTC Participant. The ETF Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The ETF Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, in number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the ETF Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.
Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The ETF Funds have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; for payments made on account of beneficial ownership interests in such ETF Shares; for maintenance, supervision, or review of any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the ETF Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the ETF Funds shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the ETF Funds make other arrangements with respect thereto satisfactory to the exchange.
Purchase and Issuance of ETF Shares in Creation Units
Except for conversions to ETF Shares from conventional shares, the ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt of an order in proper form on any business day. The ETF Funds do not issue fractional Creation Units.
A business day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following U.S. holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.
Fund Deposit. The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a purchase balancing amount and a transaction fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the fund deposit.
The purchase balancing amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a fund deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the purchase balancing amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to an ETF Fund in cash. If the purchase balancing amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by an ETF Fund to the purchaser in cash (except as offset by the transaction fee).
Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each business day a list of the names and the number of shares of each Deposit Security to be included in the next business day’s fund deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming fund deposit.
The identity and number of shares of the Deposit Securities required for a fund deposit may change from one day to another to reflect rebalancing adjustments and corporate actions or to respond to adjustments to the weighting or composition of the component securities of the relevant target index.
In addition, each ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu”—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the ETF Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the ETF Fund. However, Vanguard may adjust the transaction fee to protect existing shareholders from this expense.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the ETF Fund’s determination shall be final and binding.
Procedures for Purchasing Creation Units. An Authorized Participant may place an order to purchase Creation Units from a stock ETF Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.
For all ETF Funds, to initiate a purchase order for a Creation Unit (either through the Clearing Process or outside the Clearing Process for stock ETF Funds), an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the transmittal date. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.
Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or email systems were not operating properly).
If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash when required).
Placement of Purchase Orders Using the Clearing Process. For purchase orders placed through the Clearing Process, the Participant Agreement authorizes the Distributor to transmit through the transfer agent or index receipt agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant‘s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.
An order to purchase Creation Units through the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund's designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the second NSCC business day following the date on which the purchase request is deemed received.
Placement of Purchase Orders Outside the Clearing Process. An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the ETF Fund's designated agent on the transmittal date if (1) such order is received by the Distributor before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.
If a fund deposit is incomplete on the second business day after the trade date (the trade date, known as “T,” is the date on which the trade actually takes place; two business days after the trade date is known as “T+2”) because of the failed delivery of one or more of the Deposit Securities, an ETF Fund shall be entitled to cancel the purchase order. Alternatively, the ETF Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Rejection of Purchase Orders. Each ETF Fund reserves the absolute right to reject a purchase order. By way of example, and not limitation, an ETF Fund will reject a purchase order if:
■	The order is not in proper form.
■	The Deposit Securities delivered are not the same (in name or amount) as the published basket.
■	Acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund.
■	Acceptance of the fund deposit would, in the opinion of counsel, be unlawful.
■	Acceptance of the fund deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders.
■	Circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples include, but are not limited to, natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, the Federal Reserve, or any other participant in the purchase process; and similar extraordinary events.
If a purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Funds, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a fund deposit, nor shall any of them incur any liability for the failure to give any such notification.
Transaction Fee on Purchases of Creation Units. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the ETF Fund for costs associated with the issuance of Creation Units. The amount of the fee, which may be changed by each ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. An additional charge may be imposed for purchases of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of the investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the ETF Fund at its sole discretion. The maximum transaction fee on purchases of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.
Each ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a creation transaction fee is not charged or does not cover the costs associated with the issuance of the Creation Units, certain costs may be borne by the ETF Fund.
Redemption of ETF Shares in Creation Units
To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.
ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a business day in good order will receive the NAV next determined after the request is made.
Unless cash redemptions are available or specified for an ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a redemption balancing amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a transaction fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor will pay the redemption balancing amount in cash to the ETF Fund rather than receive such amount from the Fund.
Vanguard, through the NSCC, makes available after the close of each business day a list of the names and the number of shares of each Redemption Security to be included in the next business day’s redemption basket for each ETF Fund

(subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. An ETF Fund may provide a redeeming investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.
Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the ETF Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.
Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or email systems were not operating properly).
Transaction Fee on Redemptions of Creation Units. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the ETF Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by each ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. An additional charge may be imposed for redemptions of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional charge on the cash-in-lieu portion of the redemption. The amount of this charge will be disclosed to investors before they place their orders. The amount will vary as determined by the ETF Fund at its sole discretion. The maximum transaction fee on redemptions of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.
Each ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a redemption transaction fee is not charged or does not cover the costs associated with the redemption of the Creation Units, certain costs may be borne by the ETF Fund.
Placement of Redemption Orders Using the Clearing Process. An Authorized Participant may place an order to redeem Creation Units of a stock ETF Fund either (1) through the CNS clearing processes of the NSCC as such processes have been enhanced to effect redemptions of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Redemptions of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.
An order to redeem Creation Units through the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund's designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of an ETF Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by an ETF Fund after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the second NSCC business day following the date on which the redemption request is deemed received.
Placement of Redemption Orders Outside the Clearing Process. An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that the redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of an ETF Fund outside the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund’s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.
If a redemption order in proper form is submitted to the transfer agent by an Authorized Participant prior to Closing Time, on the transmittal date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the ETF Fund on such transmittal date.
After the transfer agent has deemed an order for redemption outside the Clearing Process received, the transfer agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second business day following the transmittal date on which such redemption order is deemed received by the transfer agent.

If on settlement date (typically T+2) an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.
Each ETF Fund reserves the right, at its sole discretion, to require or permit a redeeming investor to receive the redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, as previously discussed).
If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.
Suspension of Redemption Rights. The right of redemption may be suspended or the date of payment postponed with respect to an ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.
Precautionary Notes
A precautionary note to ETF investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
You should also be aware that investments in ETF Shares may be subject to certain risks relating to having large shareholders. To the extent that a large number of the Fund's ETF Shares are held by a large shareholder (e.g., an institutional investor, an investment advisor or an affiliate of an investment advisor, an authorized participant, a lead market maker, or another entity), a large redemption by such a shareholder could result in an increase in the ETF's expense ratio, cause the ETF to incur higher transaction costs, cause the ETF to fail to comply with applicable listing standards of the listing exchange upon which it is listed, lead to the realization of taxable capital gains, or cause the remaining shareholders to receive distributions representing a disproportionate share of the ETF's ordinary income and long-term capital gains. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material upward or downward effect on the market price of the ETF Shares.
A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.
Because new ETF Shares may be issued on an ongoing basis, a “distribution” of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the 1933 Act). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.
A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a “qualified institutional buyer” as defined in Rule 144A under the 1933 Act will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.
A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard. Please note that Vanguard Real Estate Index Fund is not able to rely on Vanguard's SEC exemptive order. Accordingly, investment companies investing in Vanguard Real Estate Index Fund must adhere to the limits of Section 12(d)(1) of the 1940 Act.
Financial Statements
Each Fund’s Financial Statements for the fiscal year ended January 31, 2020, appearing in the Funds' 2020 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.
Appendix A
Vanguard-Advised Funds Proxy Voting Policy
Each Vanguard fund advised by Vanguard retains authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.
The Investment Stewardship Oversight Committee (the Committee), made up primarily of fund officers and subject to the procedures described below, oversees the Vanguard-advised funds' proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.
The voting principles and guidelines adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the guidelines, each proposal is evaluated on its merits, based on the particular facts and circumstances as presented. For more information on the funds' proxy voting guidelines, please visit about.vanguard.com/investment-stewardship.
I.  Investment Stewardship Team
The Investment Stewardship Team administers the day-to-day operation of the funds' proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports to the Board, and proposes amendments to the procedures and guidelines. In addition, at any time, the Board may elect to exercise its discretionary authority to vote proxies.

II.   Investment Stewardship Oversight Committee
The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board’s instructions as set forth in the funds’ proxy voting procedures and guidelines and subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee may advise the Investment Stewardship Team on how to best apply the Boards’ instructions as set forth in the guidelines or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and guidelines annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.
III.  Proxy Voting Principles
Vanguard's investment stewardship activities are grounded in four principles of good governance:
1) Board composition: We believe good governance begins with a great board of directors. Our primary interest is to ensure that the individuals who represent the interests of all shareholders are independent, committed, capable, and appropriately experienced.
2) Oversight of strategy and risk: We believe that boards are responsible for effective oversight of a company's long-term strategy and any relevant and material risks.
3) Executive compensation: We believe that performance-linked compensation (or remuneration) policies and practices are fundamental drivers of sustainable, long-term value.
4) Governance structures: We believe that companies should have in place governance structures to ensure that boards and management serve in the best interests of the shareholders they represent.
IV.  Evaluation of Proxies
For ease of reference, the procedures and guidelines often refer to all funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds if doing so is in the best interest of the individual fund.
The guidelines do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company's stock (as determined by the company's governing documents or by applicable law, regulation, or regulatory agreement).
In evaluating proxy proposals, we consider information from many sources, which could include, but is not limited to, an investment advisor unaffiliated with Vanguard that has investment and proxy voting authority with respect to Vanguard funds that hold shares in the applicable company, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. The Investment Stewardship Team does not vote in lockstep with recommendations from proxy advisors when voting on behalf of the Vanguard funds. Data from proxy advisors serve as one of many inputs into our research process.
While serving as a framework, the guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund's vote in a manner that is in the fund's best interest, subject to the individual circumstances of the fund.

V.  Conflicts of Interest
Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard's Investment Stewardship program.
Vanguard's approach to mitigating conflicts of interest begins with the funds' proxy voting procedures. The procedures require that voting personnel act as fiduciaries, and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders' interests come first; (ii) conflicts of interest must be avoided; (iii) and compromising situations must be avoided.
We maintain an important separation between Vanguard's Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest, and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.
Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors' guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.
VI.  Environmental and Social Proposals
Proposals in this category, initiated primarily by shareholders, typically request that a company enhance its disclosure or amend certain business practices. These resolutions are evaluated in the context of the general corporate governance principle that a company's board has ultimate responsibility for providing effective ongoing oversight of relevant sector- and company-specific risks, including those related to environmental and social matters. Each proposal is evaluated on its merits and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating these proposals include the materiality of the issue, the quality of the current disclosures/business practices, and any progress by the company toward the adoption of best practices and/or industry norms.
VII.  Voting in Markets Outside the United States
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to support improvements in governance and disclosure by each fund’s portfolio companies. Matters presented by non-U.S. portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the guidelines, taking into account differing practices by market.
In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as “share-blocking” or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.
The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.
VIII.  Voting Shares of a Company Subject to an Ownership Limitation
Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies' governing documents. A company's governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated

ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company's shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company's specified limit is in the best interests of the fund and its shareholders.
In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer's voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer's voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer's entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.
IX.  Voting on a Fund's Holdings of Other Vanguard Funds
Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.
X.  Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:
■	The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;
■	The Vanguard funds' individual and/or aggregate equity investment in a company, and whether we estimate that voting Vanguard funds' shares would affect the shareholder meeting outcome; and
■	The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company's shares would outweigh the benefits of stock lending revenues in a particular instance.
Appendix B
Wellington Management Global Proxy Policy and Procedures
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management's Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
Statement of Policy
Wellington Management:
1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2) Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
■	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
■	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
■	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client's securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management's judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.
SAI 051 052020

PART C
VANGUARD SPECIALIZED FUNDS
OTHER INFORMATION
Item 28.    Exhibits
(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 104, dated May 21, 2019, is hereby incorporated by reference. Amendment to the Amended and Restated Declaration of Trust, to be filed by amendment.
(b)	By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 97, dated May 25, 2018, are hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)	Investment Advisory Contracts; for Wellington Management Company LLP, with respect to Vanguard Global ESG Select Stock Fund filed with Post-Effective Amendment No. 104 dated May 21, 2019; with respect to Vanguard Global Capital Cycles Fund, filed with Post-Effective Amendment No. 101 dated September 26, 2018; with respect to Vanguard Energy Fund, filed with Post-Effective Amendment No. 71 on July 30, 2010; with respect to Vanguard Health Care Fund, filed with Post-Effective Amendment No. 84 dated May 28, 2015; and with respect to Vanguard Dividend Growth Fund, filed with Post-Effective Amendment No. 86 dated May 25, 2016; are hereby incorporated by reference. The Vanguard Group, Inc., provides investment advisory services to Vanguard Real Estate Index Fund, Vanguard Dividend Appreciation Index Fund, and Vanguard Energy Fund pursuant to the Fifth Amended and Restated Funds’ Service Agreement, refer to Exhibit (h) below.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for Bank of New York Mellon filed with Post-Effective Amendment No. 101 dated September 26, 2018, is hereby incorporated by reference; for State Street Bank and Trust Company and JPMorgan Chase are filed herewith.
(h)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, is filed herewith.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, is filed herewith.
(o)	Reserved.
(p)	Codes of Ethics, for Wellington Management Company LLC, filed with Post-Effective Amendment No. 88 dated May 25, 2017; and for The Vanguard Group, Inc., filed with Post-Effective Amendment No. 104, dated May 21, 2019; are hereby incorporated by reference.
Item 29.    Persons Controlled by or under Common Control with Registrant
None.
Item 30.    Indemnification
The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Item 31.    Business and Other Connections of Investment Adviser
Wellington Management Company LLP (Wellington Management) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).
The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801- 11953).
Item 32.    Principal Underwriters
(a)	Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.
(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Karin A. Risi	Chairman, Director, Principal, and Chief Executive Officer Designee	None
Scott A. Conking	Director and Principal	None
Christopher D. McIsaac	Director and Principal	None
Thomas M. Rampulla	Director and Principal	None
Michael Rollings	Director and Principal	Finance Director
Caroline Cosby	Director, Principal, General Counsel, and Assistant Secretary	None
Mortimer J. Buckley	President	Chairman of the Board of Trustees, Chief Executive Officer, and President
John E. Schadl	Assistant Vice President	Chief Compliance Officer
Beth Morales Singh	Secretary	None
Angela Gravinese	Chief Compliance Officer	None
John T. Marcante	Chief Information Officer	None
Alonzo Ellis	Chief Information Security Officer	None
Salvatore L. Pantalone	Financial and Operations Principal and Treasurer	None
Amy M. Laursen	Financial and Operations Principal	None
Danielle Corey	Annuity and Insurance Officer	None
Jeff Seglem	Annuity and Insurance Officer	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Matthew Benchener	Principal	None
John Bendl	Principal	Chief Financial Officer
Saundra K. Cusumano	Principal	None
James M. Delaplane Jr.	Principal	None
Andrew Kadjeski	Principal	None
Martha G. King	Principal	None
Michael V. Lucci	Principal	None
Brian P. McCarthy	Principal	None
James M. Norris	Principal	None
Douglas R. Mento	Principal	None
David Petty	Principal	None

(c)	Not applicable.
Item 33.    Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodians, Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286; JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179; and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 and the Registrant’s investment advisors at their respective locations identified in this Registration Statement.
Item 34.    Management Services
Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.
Item 35.    Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 28th day of May, 2020.
VANGUARD SPECIALIZED FUNDS
BY:	/s/ Mortimer J. Buckley*

Mortimer J. Buckley
Chairman and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Mortimer J. Buckley* Mortimer J. Buckley	Chairman and Chief Executive Officer	May 28, 2020
/s/ Emerson U. Fullwood* Emerson U. Fullwood	Trustee	May 28, 2020
/s/ Amy Gutmann* Amy Gutmann	Trustee	May 28, 2020
/s/ Joseph Loughrey* Joseph Loughrey	Trustee	May 28, 2020
/s/ Mark Loughridge* Mark Loughridge	Trustee	May 28, 2020
/s/ Scott C. Malpass* Scott C. Malpass	Trustee	May 28, 2020
/s/ Deanna Mulligan* Deanna Mulligan	Trustee	May 28, 2020
/s/ André F. Perold* André F. Perold	Trustee	May 28, 2020
/s/ Sarah Bloom Raskin* Sarah Bloom Raskin	Trustee	May 28, 2020
/s/ Peter F. Volanakis* Peter F. Volanakis	Trustee	May 28, 2020
/s/ John Bendl* John Bendl	Chief Financial Officer	May 28, 2020
*By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see File Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see File Number 811-02554), Incorporated by Reference.